UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2010

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged
Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	3
Investment Process — Equity Dividend and Premium Funds	5
Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6
Investment Process — Global Structured Tax-Managed	18
Portfolio Management Discussions and Performance Summaries — Structured Tax-Managed Funds	19
Schedules of Investments	31
Financial Statements	52
Notes to the Financial Statements	56
Financial Highlights	76
Report of Independent Registered Public Accounting Firm	84
Other Information	85

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-capitalization and small-capitalization companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may invest in securities of any capitalization, including mid-capitalization and small-capitalization companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged
Equity Funds

Market Review

Despite heightened uncertainty, the U.S. financial markets posted substantial gains during the 12 months ended December 31, 2010 (the “Reporting Period”).

U.S. consumer spending increased steadily during the first quarter, and European confidence in the economic outlook improved. As a sign of a more sustained U.S. recovery, the Federal Reserve (the “Fed”) began to scale back the support programs it had established to enhance liquidity in the credit markets and also raised the discount rate, which is the rate it charges to banks for short-term loans. In this environment, equities and the non-Treasury fixed income sectors generally posted solid gains.

In late April, investor sentiment turned sharply, as concerns over Europe’s sovereign debt issues intensified. The U.S. economy continued its recovery, but growth momentum appeared to be stalling as the boost from fiscal stimulus and inventory restocking began to fade. The Fed suggested that “financial conditions have become less supportive of economic growth,” while first quarter Gross Domestic Product (GDP) was revised down slightly to 2.7% from 3.0%. Consumer confidence fell sharply and private sector payroll growth was weaker than expected. Fears that Chinese demand, and therefore global demand, might be slowing also soured market sentiment. Investors increasingly focused on the potential impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam.

As investors lost their appetite for risk, U.S. and international equity markets declined sharply, breaking a four-quarter winning streak. First-quarter gains were erased by the end of June 2010, sending most major equity indices into negative territory for the first half of the Reporting Period. In the fixed income markets, interest rates declined amid a broad flight to quality, an increase in global risk premiums, and higher demand for U.S. Treasuries as a safe haven.

During the third quarter, the equity markets roared back on strong corporate earnings announcements as well as news that the U.S. had officially come out of recession in June. As U.S. Treasury yields hovered near record lows, investors refocused their attention on high dividend yielding stocks. Nevertheless, concerns remained about the pace of the economic recovery, evidenced by the Fed signaling a willingness to take further stimulative action, if necessary.

During the fourth quarter, interest rates rose and bond prices fell, offsetting some of the gains made by the bond market during the first nine months of 2010. The increase in rates was due primarily to improving economic data and higher 2011 growth forecasts as a result of the Fed’s efforts to stimulate the economy as well as to tax cut extensions and other fiscal stimulus measures that were passed by Congress in early December. The Reporting Period ended on a note of optimism as December economic data included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

U.S. Equity Markets

The Russell 3000® Index, which is a measure of the broad equity markets, rose 16.93% during the Reporting Period, while the Standard & Poor’s® 500 Index (“S&P 500 Index”) gained 15.06%. All ten sectors in the S&P 500 Index were up, with consumer

MARKET REVIEW

discretionary (+27.54%) and industrials (+26.38%) gaining the most ground. The top-weighted information technology sector (+10.05%) was the largest contributor (measured by weight times total return) to S&P 500 Index returns.

The Russell 1000® Growth Index was up 16.71% during the Reporting Period, outperforming the Russell 1000® Value Index, which rose 15.51%. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, while the Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. Growth stocks beat value stocks, largely because of the strong performance of the consumer discretionary sector. Small-cap stocks outperformed large-cap stocks, with the Russell 2000® Index, a measure of small-cap stocks, returning 26.85%. Small-cap technology stocks performed better than their large-cap counterparts during the Reporting Period.

International Equity Markets

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the “MSCI EAFE Index”) rose 7.75% (USD, net) during the Reporting Period. Fifteen of the 22 countries in the MSCI EAFE Index were up, with Sweden (+34.28%) and Denmark (+30.92%) posting the largest absolute gains. In terms of its weighting in the MSCI EAFE Index, Japan (+15.17%) was the largest contributor.

Eight of the ten sectors in the MSCI EAFE Index posted positive results for the Reporting Period, with the industrials (+20.49%) and consumer discretionary (+19.00%) sectors gaining the most ground. The heavily-weighted industrials sector was also the largest contributor.

Looking Ahead

In the coming months, we expect less expensive stocks to outpace more expensive stocks. We also believe stocks with good momentum should outperform those with poor momentum. We intend to maintain our focus on names about which fundamental analysts are becoming more positive and on profitable companies with strong sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this report. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures on the back cover.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium and
Goldman Sachs International Equity Dividend
and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Funds look to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and
Goldman Sachs International Equity Dividend and Premium
Funds’ Investment Process

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.
■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.
■	The Funds seek to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1]	A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provision in the Internal Revenue Code for taxable years beginning after December 31, 2012.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 15.07%, 14.32% and 15.53%, respectively. These returns compare to the 15.06% and 6.54% average annual total returns of the Fund’s benchmarks, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index, respectively, during the same period.

The Fund’s Class IR Shares were launched on August 31, 2010. From August 31, 2010 through December 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 17.53%. This return compares to the 20.64% and −1.19% cumulative total returns of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500 Index detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

As mentioned in the Market Review, the equity market rallied during the Reporting Period, and all ten sectors of the S&P 500 Index were up. In this environment, our security selection in the consumer discretionary, financials, utilities, consumer staples, materials and telecommunications services sectors contributed positively to performance. However, stock selection within the energy, health care, industrials and information technology sectors detracted on a relative basis.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period when the S&P 500 Index appreciated, and thus the Fund’s call writing detracted from performance.

In general, we targeted 4% in annual premiums. We wrote call options covering approximately 30% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been approximately 95% of the realized daily volatility of the S&P 500 Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.90% compared to 1.86% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the S&P 500 Index in Deere & Co., an agriculture and construction equipment maker, and Reynolds American, a tobacco manufacturer. An underweighted position relative to the S&P 500 Index in bank holding company Wells Fargo was also advantageous.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	The Fund was hampered by overweighted positions compared to the S&P Index in oil and gas drilling contractor Diamond Offshore Drilling, electric utility Progress Energy, and pharmaceutical maker Eli Lilly.

Q	How did fixed income investments affect relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used index options and index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No changes were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return		Barclays Capital U.S.
December 31, 2010	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	15.07%	15.06%	6.54%
Class C	14.32	15.06	6.54
Institutional	15.53	15.06	6.54

August 31, 2010–December 31, 2010

Class IR	17.53%	20.64%	-1.19%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	8.77%	1.44%	1.73%	8/31/05
Class C	13.31	1.81	2.04	8/31/05
Institutional	15.53	2.99	3.21	8/31/05
Class IR	N/A	N/A	17.53	8/31/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.30%
Class C	1.99	2.05
Institutional	0.84	0.90
Class IR	0.99	1.05

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/106

			Since Inception
Class A Shares	One Year	Five Years	(8/31/05)

Returns before taxes*	8.77%	1.44%	1.73%
Returns after taxes on distributions**	8.50	0.83	1.13
Returns after taxes on distributions*** and sale of Fund shares	6.02	1.20	1.46

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/107

	% of Net
Holding	Assets	Line of Business

Exxon Mobil Corp.	4.0%	Energy
Microsoft Corp.	2.4	Software & Services
Apple, Inc.	2.3	Technology Hardware & Equipment
Chevron Corp.	2.3	Energy
General Electric Co.	2.2	Capital Goods
AT&T, Inc.	2.0	Telecommunication Services
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	1.9	Household & Personal Products
Intel Corp.	1.9	Semiconductors & Semiconductor Equipment
Merck & Co., Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences

7The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS8

As of December 31, 2010

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced August 31, 2005)
Excluding sales charges	15.07%	2.59%	2.81%
Including sales charges	8.77%	1.44%	1.73%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	14.32%	1.81%	2.04%
Including contingent deferred sales charges	13.31%	1.81%	2.04%

Institutional (Commenced August 31, 2005)	15.53%	2.99%	3.21%

Class IR (Commenced August 31, 2010)	n/a	n/a	17.53%	*

*	Total return for periods of less than one full year are not annualized.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 7.59%, 6.81% and 8.10%, respectively. These returns compare to the 7.75% and 5.54% average annual total returns of the Fund’s benchmarks, the MSCI EAFE Index (unhedged, with dividends reinvested) and the Barclays Capital Global Aggregate Bond Index, respectively, during the same period.

The Fund’s Class IR Shares were launched on August 31, 2010. From August 31, 2010 through December 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 16.12%. This return compares to the 17.06% and 0.99% cumulative total returns of the MSCI EAFE and the Barclays Capital Global Aggregate Bond Index during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options modestly detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection contributed to relative performance. Adding the most were our stock picks in the materials and financials sectors. Stock selection within the industrials and health care sectors hampered relative results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index, as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period when global stock indices appreciated, and thus the Fund’s call writing detracted.

In general, we targeted 4% in annual premiums. We wrote call options covering approximately 30% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been approximately 96% of the realized daily volatility of the MSCI EAFE Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.0% compared to 2.9% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions in Norwegian oil services company SeaDrill, German chemicals giant BASF and German car maker Volkswagen.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Detracting from relative performance were underweighted positions in British oil company BP, Spanish bank holding company Banco Santander and Swiss financial firm Credit Suisse Group.

Q	How did fixed income investments affect relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used index options and index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No changes were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return	MSCI EAFE (Net)	Barclays Capital Global
December 31, 2010	(based on NAV)[1]	Index (unhedged)[2]	Aggregate Bond Index[3]

Class A	7.59%	7.75%	5.54%
Class C	6.81	7.75	5.54
Institutional	8.10	7.75	5.54

August 31, 2010–December 31, 2010

Class IR	16.12%	17.06%	0.99%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	1.64%	-5.83%	1/31/08
Class C	5.78	-5.12	1/31/08
Institutional	8.10	-4.06	1/31/08
Class IR	N/A	16.12	8/31/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	2.09%
Class C	2.05	2.84
Institutional	0.90	1.69
Class IR	1.05	1.84

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/106

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	1.64%	-5.83%
Returns after taxes on distributions**	1.23	-5.98
Returns after taxes on distributions*** and sale of Fund shares	1.79	-4.70

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/107

	% of Net
Company	Assets	Line of Business	Country

Banco Santander SA	2.2%	Banks	Spain
Honda Motor Co. Ltd.	2.1	Automobiles & Components	Japan
BHP Billiton PLC	1.8	Materials	United Kingdom
Deutsche Telekom AG (Registered)	1.7	Telecommunication Services	Germany
Zurich Financial Services AG	1.7	Insurance	Switzerland
GlaxoSmithKline PLC ADR	1.7	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Ricoh Co. Ltd.	1.7	Technology Hardware & Equipment	Japan
Nestle SA (Registered)	1.6	Food, Beverage & Tobacco	Switzerland
HSBC Holdings PLC	1.6	Banks	United Kingdom
National Australia Bank Ltd.	1.5	Banks	Australia

[7]	The top 10 holdings may not be representative of the Fund’s current or future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS8

As of December 31, 2010

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net of withholding taxes, unhedged) and the Barclays Capital Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced January 31, 2008)
Excluding sales charges	7.59%	–3.99%
Including sales charges	1.64%	−5.83%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	6.81%	–5.12%
Including contingent deferred sales charges	5.78%	–5.12%

Institutional (Commenced January 31, 2008)	8.10%	–4.06%

Class IR (Commenced August 31, 2010)	n/a	16.12%	*

*	Total return for periods of less than one full year are not annualized.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global
Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management
Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive
■	Extensive
■	Rigorous
■	Fundamental
■	Objective
■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and International equity securities using a proprietary model.

■	Benchmark driven
■	Sector and size neutral
■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio
■	Broad access to the total U.S. and International equity markets
■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 13.46%, 12.65%, 12.59%, 14.04% and 13.34%, respectively. These returns compare to the 16.93% average annual total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund’s Class IR Shares were launched on August 31, 2010. From August 31, 2010 through December 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 22.18%. This return compares to the 22.13% cumulative total return of the Russell 3000 Index during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund underperformed the Index during the Reporting Period with four of its six investment themes detracting from relative returns. Momentum was the weakest-performing theme, followed by Valuation, Profitability and Quality. Our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Our Management theme, which assesses a company’s management strategy and behavior, contributed positively to the Fund’s relative results. Sentiment did not have a meaningful impact on relative performance during the Reporting Period. Sentiment reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection detracted from the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the health care, energy and financials sectors added to relative performance during the Reporting Period. The Fund benefited from overweighted positions relative to the Index in oil refiner Valero Energy and financial holding company BB&T. An underweighted position in network equipment maker Cisco Systems was also advantageous.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted most during the Reporting Period?

A	Holdings in the industrials, information technology and consumer discretionary sectors detracted from relative results. An underweighted position compared to the Index in technology and software maker Apple dampened performance. Also detracting from relative results were overweighted positions in computer hard drive manufacturer Western Digital and pharmaceutical company Eli Lilly.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continued to improve the factor timing within our Momentum theme and introduced a signal within our Profitability investment theme that seeks to gain exposure to companies that have an attractive product mix across regions and lines of business. We also added a new cross-stock signal to our Momentum theme to help our quantitative model link economically related companies, which have been identified using a composite of new sources including regulatory filings, corporate disclosures and strategic alliances. In addition, we implemented two major enhancements to our U.S. stock selection model and process. First, we improved our quantitative portfolio construction methodology to help us tailor trading to reflect a diverse spectrum of signal speeds. As a result, we believe exposures to virtually all signals are likely to improve. Second, we implemented a significant diversification enhancement to our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with three general features: strong and stable growth prospects, lower risk of financial distress (with share prices that are also inexpensive), and attractive buyout opportunities. We believe that these enhancements have predictive ability and are likely to add value to our process over different parts of an economic cycle. In our opinion, they also combine tactical elements with time-oriented opportunities across and within sectors over time.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, the Fund was modestly overweight relative to the Index in the consumer discretionary and energy sectors at the end of the Reporting Period. It was modestly underweight financials, telecommunication services, utilities and consumer staples. Compared to the Index, the Fund was neutral in the information technology, healthcare, materials and industrials sectors at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund
as of December 31, 2010

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2010–December 31, 2010	(based on NAV)[1]	Russell 3000 Index[2]

Class A	13.46%	16.93%
Class B	12.65	16.93
Class C	12.59	16.93
Institutional	14.04	16.93
Service	13.34	16.93

August 31, 2010–December 31, 2010

Class IR	22.18%	22.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	7.25%	-1.54%	0.82%	-0.29%	4/3/00
Class B	7.65	-1.58	0.76	-0.33	4/3/00
Class C	11.59	-1.18	0.63	-0.52	4/3/00
Institutional	14.04	-0.02	1.81	0.65	4/3/00
Service	13.34	-0.54	1.29	0.14	4/3/00
Class IR	N/A	N/A	N/A	22.18	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.28%
Class B	1.84	2.03
Class C	1.84	2.03
Institutional	0.69	0.88
Service	1.19	1.38
Class IR	0.84	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/105

				Since Inception
Class A Shares	One Year	Five Years	Ten Years	(4/3/00)

Returns before taxes*	7.25%	-1.54%	0.82%	-0.29%
Returns after taxes on distributions**	7.13	-1.66	0.74	-0.37
Returns after taxes on distributions*** and sale of Fund shares	4.87	-1.30	0.69	-0.25

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/106

Holding	% of Net Assets	Line of Business

Chevron Corp.	3.3%	Energy
Exxon Mobil Corp.	2.8	Energy
Valero Energy Corp.	2.6	Energy
Lorillard, Inc.	2.5	Food, Beverage & Tobacco
Microsoft Corp.	2.5	Software & Services
Amazon.com, Inc.	2.3	Retailing
Pfizer, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Accenture PLC Class A	2.1	Software & Services
Eli Lilly & Co.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Allegiant Travel Co.	1.9	Transportation

6The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of December 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at December 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced April 3, 2000)
Excluding sales charges	13.46%	–0.43%	1.39%	0.23%
Including sales charges	7.25%	–1.54%	0.82%	–0.29%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	12.65%	–1.18%	0.76%	–0.33%
Including contingent deferred sales charges	7.65%	–1.58%	0.76%	–0.33%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	12.59%	–1.18%	0.63%	–0.52%
Including contingent deferred sales charges	11.59%	–1.18%	0.63%	–0.52%

Institutional (Commenced April 3, 2000)	14.04%	–0.02%	1.81%	0.65%

Service Class (Commenced April 3, 2000)	13.34%	–0.54%	1.29%	0.14%

Class IR (Commenced August 31, 2010)	n/a	n/a	n/a	22.18%	*

*	Total return for periods of less than one full year are not annualized.

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 8.64%, 7.89% and 9.17%, respectively. These returns compare to the 7.75% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

The Fund’s Class IR Shares were launched on August 31, 2010. From August 31, 2010 through December 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 18.21%. This return compares to the 17.06% cumulative total return of the MSCI EAFE Index during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund outperformed the Index during the Reporting Period, with four of its six investment themes contributing positively to results. Valuation was the best-performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Sentiment and Management also enhanced performance compared to the Index. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Sentiment reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time, while Management assesses a company’s management strategy and behavior.

The Quality and Profitability themes detracted from relative returns. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Our Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection added to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the consumer discretionary, financials and industrials sectors added to relative results. The Fund benefited from overweighted positions in TUI, a German tourism and shipping company, and Compagnie Financière Richemont, a French luxury goods retailer. An underweighted position in U.K.-based bank HSBC Holdings also enhanced relative performance.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted most during the Reporting Period?

A	Stock picks in the health care, energy and information technology sectors hampered relative performance. Detracting were overweighted positions in British oil company BP, Spanish bank Banco Santander and French global pharmaceutical company Sanofi-Aventis.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We implemented a timing mode to the Valuation theme within our Japan equity model. This model uses several inputs, including indications of market sentiment, perceptions of market risk and technical trends. By adding a timing strategy, we believe our model can generate incremental alpha, or value, especially when combined with the value factor. We also improved factor timing within the Momentum theme. In addition, we continued to extend our risk model enhancements to the Far East region as well as to smaller regions. We worked to improve our model generation infrastructure, particularly for smaller regions and with regard to global transaction costs. In addition, we continued research efforts focused on improving our portfolio construction methodology. We believe these enhancements are likely to add value to our process over time.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its country allocation. That said, the Fund was slightly overweight relative to the Index to Germany, Finland and Ireland at the end of the Reporting Period. It was marginally underweight Spain, Belgium and Greece. Compared to the Index, the Fund was neutral in the U.K., Sweden, Denmark, the Netherlands, Austria, Australia, Hong Kong, Israel, Singapore, New Zealand, Italy, France, Norway, Japan, Portugal and Switzerland at the end of the Reporting Period.

FUND BASICS

Structured International Tax-Managed Equity Fund
as of December 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE (net)
January 1, 2010–December 31, 2010	(based on NAV)[1]	Index (unhedged)[2]

Class A	8.64%	7.75%
Class C	7.89	7.75
Institutional	9.17	7.75

August 31, 2010–December 31, 2010

Class IR	18.21%	17.06%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	2.67%	-7.56%	1/31/08
Class C	6.87	-6.44	1/31/08
Institutional	9.17	-5.39	1/31/08
Class IR	N/A	18.21	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.67%
Class C	2.01	2.42
Institutional	0.86	1.27
Class IR	1.01	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/105

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	2.67%	-7.56%
Returns after taxes on distributions**	2.45	-7.80
Returns after taxes on distributions*** and sale of Fund shares	2.13	-6.33

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/106

	% of Net
Company	Assets	Line of Business	Country

Honda Motor Co. Ltd.	2.0%	Automobiles & Components	Japan
E.ON AG	1.7	Utilities	Germany
Nestle SA (Registered)	1.7	Food, Beverage & Tobacco	Switzerland
Banco Santander SA	1.7	Banks	Spain
Royal Dutch Shell PLC Class A	1.7	Energy	Netherlands

AstraZeneca PLC	1.7	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Koninklijke DSM NV	1.5	Materials	Netherlands
BHP Billiton Ltd.	1.5	Materials	Australia
Royal Dutch Shell PLC Class B	1.4	Energy	Netherlands
Nippon Telegraph & Telephone Corp.	1.4	Telecommunication Services	Japan

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of December 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at December 31, 2010. Short-term investments represent investments in investment companies other than those that are exchange traded.

 GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net of withholding taxes, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced January 31, 2008)
Excluding sales charges	8.64%	–5.76%
Including sales charges	2.67%	–7.56%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	7.89%	–6.44%
Including contingent deferred sales charges	6.87%	–6.44%

Institutional (Commenced January 31, 2008)	9.17%	–5.39%

Class IR (Commenced August 31, 2010)	n/a	18.21%	*

*	Total return for periods of less than one full year are not annualized.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 92.6%

Automobiles & Components – 0.6%
176,200	Ford Motor Co.*	$2,958,398

Banks – 2.9%
127,700	BancorpSouth, Inc.	2,036,815
28,000	Bank of Hawaii Corp.	1,321,880
26,200	BB&T Corp.	688,798
80,588	Capitol Federal Financial, Inc.	959,800
5,300	M&T Bank Corp.	461,377
101,500	Synovus Financial Corp.	267,960
14,100	TCF Financial Corp.	208,821
234,280	Valley National Bancorp	3,350,204
125,500	Wells Fargo & Co.	3,889,245

		13,184,900

Capital Goods – 7.8%
79,000	Armstrong World Industries, Inc.	3,397,000
70,700	Caterpillar, Inc.	6,621,762
2,600	Deere & Co.	215,930
552,750	General Electric Co.(a)	10,109,797
86,200	Honeywell International, Inc.	4,582,392
37,400	Illinois Tool Works, Inc.	1,997,160
72,100	Lockheed Martin Corp.	5,040,511
57,050	The Boeing Co.	3,723,083

		35,687,635

Commercial & Professional Services – 2.0%
192,300	Pitney Bowes, Inc.	4,649,814
254,300	R.R. Donnelley & Sons Co.	4,442,621

		9,092,435

Consumer Durables & Apparel – 1.7%
48,000	Garmin Ltd.	1,487,520
197,500	Leggett & Platt, Inc.	4,495,100
65,900	Mattel, Inc.	1,675,837

		7,658,457

Consumer Services – 1.9%
149,200	H&R Block, Inc.	1,776,972
72,000	McDonald’s Corp.	5,526,720
2,900	Wynn Resorts Ltd.	301,136
18,100	Yum! Brands, Inc.	887,805

		8,492,633

Diversified Financials – 7.1%
68,400	American Express Co.	2,935,728
535,281	Bank of America Corp.(a)(b)	7,140,649
17,500	BlackRock, Inc.	3,335,150
594,300	Citigroup, Inc.*	2,811,039
89,500	Federated Investors, Inc. Class B	2,342,215
134,200	JPMorgan Chase & Co.	5,692,764
69,900	Morgan Stanley	1,901,979
95,700	NYSE Euronext	2,869,086
27,000	State Street Corp.	1,251,180
29,300	T. Rowe Price Group, Inc.	1,891,022

		32,170,812

Energy – 11.4%
102,000	Chesapeake Energy Corp.	2,642,820
112,700	Chevron Corp.(a)(b)	10,283,875
121,150	ConocoPhillips	8,250,315
23,000	Consol Energy, Inc.	1,121,020
45,100	Diamond Offshore Drilling, Inc.	3,015,837
250,600	Exxon Mobil Corp.(a)(b)	18,323,872
37,100	Halliburton Co.	1,514,793
29,900	SEACOR Holdings, Inc.	3,022,591
154,100	Spectra Energy Corp.	3,850,959

		52,026,082

Food & Staples Retailing – 2.0%
83,000	Sysco Corp.	2,440,200
27,000	Walgreen Co.	1,051,920
103,300	Wal-Mart Stores, Inc.	5,570,969

		9,063,089

Food, Beverage & Tobacco – 5.0%
252,600	Altria Group, Inc.	6,219,012
23,900	ConAgra Foods, Inc.	539,662
56,200	General Mills, Inc.	2,000,158
203,900	Kraft Foods, Inc. Class A	6,424,889
74,500	PepsiCo, Inc.	4,867,085
35,600	Reynolds American, Inc.	1,161,272
21,600	The Coca-Cola Co.	1,420,632

		22,632,710

Health Care Equipment & Services – 1.9%
77,800	Baxter International, Inc.	3,938,236
106,500	Medtronic, Inc.	3,950,085
16,400	WellPoint, Inc.*	932,504

		8,820,825

Household & Personal Products – 3.4%
17,500	Colgate-Palmolive Co.	1,406,475
83,300	Kimberly-Clark Corp.	5,251,232
135,400	The Procter & Gamble Co.(a)	8,710,282

		15,367,989

Insurance – 3.5%
21,200	Arthur J. Gallagher & Co.	616,496
13,100	Berkshire Hathaway, Inc. Class B*	1,049,441
142,700	Cincinnati Financial Corp.	4,522,163
73,300	Fidelity National Financial, Inc. Class A	1,002,744
15,600	Mercury General Corp.	670,956
70,800	MetLife, Inc.	3,146,352
48,000	Old Republic International Corp.	654,240
48,100	Prudential Financial, Inc.	2,823,951
53,700	The Allstate Corp.	1,711,956

		16,198,299

Materials – 4.6%
119,700	E.I. du Pont de Nemours & Co.	5,970,636
45,400	Freeport-McMoRan Copper & Gold, Inc.	5,452,086
32,600	Monsanto Co.	2,270,264

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

18,500	Newmont Mining Corp.	$1,136,455
82,100	Nucor Corp.	3,597,622
50,300	Southern Copper Corp.	2,451,622

		20,878,685

Media – 2.7%
162,100	Comcast Corp. Class A	3,561,337
116,600	Comcast Corp. Special A Shares	2,426,446
60,400	Regal Entertainment Group Class A	709,096
41,100	The Walt Disney Co.	1,541,661
123,901	Time Warner, Inc.	3,985,895

		12,224,435

Pharmaceuticals, Biotechnology & Life Sciences – 7.6%
61,600	Abbott Laboratories	2,951,256
226,350	Bristol-Myers Squibb Co.(a)	5,993,748
161,500	Eli Lilly & Co.	5,658,960
16,900	Gilead Sciences, Inc.*	612,456
36,500	Johnson & Johnson	2,257,525
234,750	Merck & Co., Inc.	8,460,390
498,700	Pfizer, Inc.(a)(b)	8,732,237

		34,666,572

Real Estate Investment Trust – 1.3%
1	CBL & Associates Properties, Inc.	18
12,900	Equity Residential	670,155
81,601	Host Hotels & Resorts, Inc.	1,458,210
26,500	ProLogis	382,660
21,001	Simon Property Group, Inc.	2,089,389
3,300	SL Green Realty Corp.	222,783
24,035	The Macerich Co.	1,138,538

		5,961,753

Retailing – 2.2%
109,400	American Eagle Outfitters, Inc.	1,600,522
79,500	J.C. Penney Co., Inc.	2,568,645
161,600	The Home Depot, Inc.(a)	5,665,696

		9,834,863

Semiconductors & Semiconductor Equipment – 3.7%
105,000	Applied Materials, Inc.	1,475,250
402,700	Intel Corp.(a)	8,468,781
29,000	Intersil Corp. Class A	442,830
43,700	KLA-Tencor Corp.	1,688,568
23,700	Maxim Integrated Products, Inc.	559,794
124,900	Microchip Technology, Inc.	4,272,829
7,300	Xilinx, Inc.	211,554

		17,119,606

Software & Services – 7.0%
27,300	Accenture PLC Class A	1,323,777
3,000	Alliance Data Systems Corp.*	213,090
107,500	Automatic Data Processing, Inc.	4,975,100
10,800	Google, Inc. Class A*	6,414,876
18,700	International Business Machines Corp.	2,744,412
395,750	Microsoft Corp.(a)	11,049,340
154,100	Paychex, Inc.	4,763,231
5,500	Visa, Inc. Class A	387,090
1,900	VMware, Inc. Class A*	168,929

		32,039,845

Technology Hardware & Equipment – 5.9%
31,900	Apple, Inc.*	10,289,664
128,400	Cisco Systems, Inc.*	2,597,532
120,400	Corning, Inc.	2,326,128
35,900	Diebold, Inc.	1,150,595
39,500	Hewlett-Packard Co.	1,662,950
50,800	Molex, Inc.	1,154,176
32,200	Molex, Inc. Class A	607,614
97,800	QUALCOMM, Inc.	4,840,122
99,300	Seagate Technology*	1,492,479
22,100	Tyco Electronics Ltd.	782,340

		26,903,600

Telecommunication Services – 2.9%
313,328	AT&T, Inc.(a)(b)	9,205,576
375,500	Sprint Nextel Corp.*	1,588,375
70,500	Verizon Communications, Inc.	2,522,490

		13,316,441

Transportation – 0.4%
24,600	United Parcel Service, Inc. Class B	1,785,468

Utilities – 3.1%
76,200	Consolidated Edison, Inc.	3,777,234
286,450	Duke Energy Corp.	5,101,675
12,400	Integrys Energy Group, Inc.	601,524
105,500	Progress Energy, Inc.	4,587,140

		14,067,573

TOTAL COMMON STOCKS
(Cost $418,497,375)		$422,153,105

Shares	Rate	Value

Short-term Investment(c) – 7.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
35,711,940	0.043%	$35,711,940
(Cost $35,711,940)

TOTAL INVESTMENTS – 100.4%
(Cost $454,209,315)		$457,865,045

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,868,821)

NET ASSETS – 100.0%		$455,996,224

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is held as collateral for call options written.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S & P 500 E-mini Index	487	March 2011	$30,510,550	$246,360

WRITTEN OPTIONS — For the year ended December 31, 2010, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2009	937	$2,958,465

Contracts written	4,594	15,613,072
Contracts expired	(1,231)	(3,544,049)
Contracts bought to close	(2,981)	(10,240,837)

Contracts Outstanding December 31, 2010	1,319	$4,786,651

At December 31, 2010, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

S & P 500 Index	1,319	USD 1,250	March 2011	$(5,539,800)
(Premiums Received $4,786,651)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 87.9%

Australia – 7.8%
7,399	Australia & New Zealand Banking Group Ltd. (Banks)	$176,726
4,160	Bendigo and Adelaide Bank Ltd. (Banks)	42,365
3,764	BHP Billiton Ltd. (Materials)	175,030
220,314	BlueScope Steel Ltd. (Materials)	506,345
23,078	Boral Ltd. (Materials)	114,164
8,661	Caltex Australia Ltd. (Energy)	127,274
31,129	Commonwealth Bank of Australia (Banks)	1,617,479
31,360	Foster’s Group Ltd. (Food, Beverage & Tobacco)	182,305
377,409	Goodman Group (REIT)	250,820
1,169	Leighton Holdings Ltd. (Capital Goods)	36,846
4,345	Lend Lease Corp. Ltd. (Real Estate)	38,365
6,809	MacArthur Coal Ltd. (Materials)	89,404
156,568	MAp Group (Transportation)	478,565
329,003	Metcash Ltd. (Food & Staples Retailing)	1,382,289
116,144	Mirvac Group (REIT)	145,725
163,419	National Australia Bank Ltd. (Banks)	3,964,800
319,393	OneSteel Ltd. (Materials)	846,123
27,195	Orica Ltd. (Materials)	693,543
29,384	Origin Energy Ltd. (Energy)	501,010
2,464	QBE Insurance Group Ltd. (Insurance)	45,759
41,385	Rio Tinto Ltd. (Materials)	3,623,962
7,580	Santos Ltd. (Energy)	102,055
45,581	Sonic Healthcare Ltd. (Health Care Equipment & Services)	541,845
116,049	SP AusNet (Utilities)	103,244
23,912	Stockland Crop. Ltd. (REIT)	88,080
71,492	Tabcorp Holdings Ltd. (Consumer Services)	519,843
184,696	Telstra Corp. Ltd. (Telecommunication Services)	526,923
43,571	Toll Holdings Ltd. (Transportation)	255,680
4,574	Wesfarmers Ltd. (Food & Staples Retailing)	149,841
4,803	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	158,874
61,594	Westfield Group (REIT)	603,332
61,594	Westfield Retail Trust (REIT)*	161,906
59,547	Westpac Banking Corp. (Banks)	1,352,784
12,162	Woodside Petroleum Ltd. (Energy)	529,784

		20,133,090

Belgium – 1.0%
12,228	Belgacom SA (Telecommunication Services)	410,822
10,392	Mobistar SA (Telecommunication Services)	674,311
3,613	Solvay SA (Materials)	385,245
19,860	Umicore (Materials)(a)	1,033,990

		2,504,368

Bermuda – 1.2%
89,582	Seadrill Ltd. (Energy)	3,055,929

China – 0.0%
26,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	38,718

Denmark – 0.4%
6,198	Carlsberg A/S Class B (Food, Beverage & Tobacco)	622,128
2,836	Danske Bank A/S (Banks)*	72,730
2,376	Tryg A/S (Insurance)	109,571
7,149	Vestas Wind Systems A/S (Capital Goods)*	226,411

		1,030,840

Finland – 1.3%
63,700	Nokia Oyj (Technology Hardware & Equipment)	659,853
79,271	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,735,434
21,135	Rautaruukki Oyj (Materials)(a)	496,280
5,300	Wartsila Oyj (Capital Goods)	403,879

		3,295,446

France – 7.7%
1,685	Air Liquide SA (Materials)	213,344
67,053	Alstom SA (Capital Goods)	3,213,909
48,941	AXA SA (Insurance)	814,639
8,059	BNP Paribas (Banks)	513,247
8,770	Cap Gemini SA (Software & Services)	409,992
3,532	Carrefour SA (Food & Staples Retailing)	145,632
5,325	Casino Guichard Perrachon SA (Food & Staples Retailing)	519,579
509	Christian Dior SA (Consumer Durables & Apparel)	72,804
7,845	Compagnie de Saint-Gobain SA (Capital Goods)	404,058
1,755	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	125,983
35,852	Credit Agricole SA (Banks)	455,881
42,768	France Telecom SA (Telecommunication Services)(a)	894,951
4,362	Klepierre SA (REIT)	157,545
36,050	Lafarge SA (Materials)	2,263,084
416	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	68,517
10,972	Neopost SA (Technology Hardware & Equipment)(a)	956,847

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

1,155	Renault SA (Automobiles & Components)*	$67,235
57,972	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	3,716,607
8,191	Societe Generale SA (Banks)	440,729
20,401	Total SA (Energy)(b)	1,086,602
908	Unibail-Rodamco SE (REIT)	179,781
1,499	Vallourec SA (Capital Goods)	157,602
113,331	Vivendi SA (Media)(a)	3,062,371

		19,940,939

Germany – 7.0%
495	Allianz SE (Registered) (Insurance)	58,813
11,255	BASF SE (Materials)	898,177
8,954	Deutsche Boerse AG (Diversified Financials)	618,637
153,969	Deutsche Post AG (Registered) (Transportation)	2,612,098
348,880	Deutsche Telekom AG (Registered) (Telecommunication Services)	4,497,456
22,142	E.ON AG (Utilities)	676,187
58,693	GEA Group AG (Capital Goods)	1,696,123
1,742	Linde AG (Materials)	263,527
35,670	RWE AG (Utilities)	2,382,378
13,895	RWE AG Preference Shares (Utilities)(a)	891,207
6,301	Siemens AG (Registered) (Capital Goods)	780,529
5,632	Suedzucker AG (Food, Beverage & Tobacco)	150,410
1,115	ThyssenKrupp AG (Materials)	46,322
14,550	Volkswagen AG Preference Shares (Automobiles & Components)	2,365,650

		17,937,514

Greece – 0.5%
79,518	OPAP SA (Consumer Services)	1,375,803

Hong Kong – 2.5%
19,400	AIA Group Ltd. (Insurance)*	54,535
6,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	77,039
73,000	BOC Hong Kong (Holdings) Ltd. (Banks)	248,238
44,000	Cheung Kong Holdings Ltd. (Real Estate)	678,105
22,500	CLP Holdings Ltd. (Utilities)	182,694
39,984	Esprit Holdings Ltd. (Retailing)	190,200
18,000	Hang Lung Group Ltd. (Real Estate)	118,263
39,000	Hang Lung Properties Ltd. (Real Estate)	182,287
29,700	Hang Seng Bank Ltd. (Banks)	487,981
20,000	Henderson Land Development Co. Ltd. (Real Estate)	136,232
73,300	Hong Kong & China Gas Co. Ltd. (Utilities)	172,718
61,500	Hong Kong Electric Holdings Ltd. (Utilities)	387,698
37,800	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	857,027
62,000	Hutchison Whampoa Ltd. (Capital Goods)	637,813
9,500	Kerry Properties Ltd. (Real Estate)	49,460
64,000	Li & Fung Ltd. (Retailing)	371,330
34,000	MTR Corp. Ltd. (Transportation)	123,727
57,483	New World Development Ltd. (Real Estate)	107,850
76,150	Noble Group Ltd. (Capital Goods)	128,711
87,573	Sino Land Co. Ltd. (Real Estate)	163,633
42,000	Sun Hung Kai Properties Ltd. (Real Estate)	696,847
7,500	Swire Pacific Ltd. Class A (Real Estate)	123,225
14,020	The Bank of East Asia Ltd. (Banks)	58,668
43,100	The Link Real Estate Investment Trust (REIT)	133,824
18,000	The Wharf (Holdings) Ltd. (Real Estate)	138,392
7,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	26,979

		6,533,476

Israel – 0.7%
51,307	Bank Leumi Le-Israel BM (Banks)	262,993
50,880	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	154,900
17,632	Israel Chemicals Ltd. (Materials)	301,978
19,559	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,019,611

		1,739,482

Italy – 2.7%
296,429	Enel SpA (Utilities)	1,485,410
74,561	Eni SpA (Energy)(a)	1,634,173
47,855	Fiat SpA (Automobiles & Components)	989,689
31,156	Finmeccanica SpA (Capital Goods)	354,468
815,008	Parmalat SpA (Food, Beverage & Tobacco)	2,235,609
8,503	Prysmian SpA (Capital Goods)	144,913
113,009	UniCredit SpA (Banks)	234,285

		7,078,547

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Japan – 19.8%
30,200	AEON Credit Service Co. Ltd. (Diversified Financials)	$424,943
1,200	Aisin Seiki Co. Ltd. (Automobiles & Components)	42,284
64,000	Asahi Glass Co. Ltd. (Capital Goods)	744,310
1,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	41,806
117,600	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	943,891
45,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	610,348
49,000	Daiwa Securities Group, Inc. (Diversified Financials)	251,351
62,000	Dowa Holdings Co. Ltd. (Materials)	405,052
1,700	East Japan Railway Co. (Transportation)	110,311
6,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	249,278
48,000	Fujitsu Ltd. (Technology Hardware & Equipment)	332,561
48,000	Furukawa Electric Co. Ltd. (Capital Goods)	214,809
140,000	Honda Motor Co. Ltd. (Automobiles & Components)	5,525,630
16,000	ITOCHU Corp. (Capital Goods)	161,212
42	Japan Prime Realty Investment Corp. (REIT)	129,151
4	Japan Real Estate Investment Corp. (REIT)	41,438
83	Japan Retail Fund Investment Corp. (REIT)	158,725
90	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	332,331
13,000	Kaneka Corp. (Materials)	89,819
62,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	269,932
3,900	Komatsu Ltd. (Capital Goods)	117,378
18,000	Kubota Corp. (Capital Goods)	169,580
43,400	Kyushu Electric Power Co., Inc. (Utilities)	971,639
17,300	Lawson, Inc. (Food & Staples Retailing)	854,045
41,300	Marui Group Co. Ltd. (Retailing)	335,330
26,200	Mitsubishi Corp. (Capital Goods)	706,136
52,000	Mitsubishi Estate Co. Ltd. (Real Estate)	961,023
81,100	Mitsui & Co. Ltd. (Capital Goods)	1,334,412
58,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	152,930
16,000	Mitsui Fudosan Co. Ltd. (Real Estate)	317,977
10,200	Mitsumi Electric Co. Ltd. (Technology Hardware & Equipment)	186,405
1,658,500	Mizuho Financial Group, Inc. (Banks)	3,111,138
15,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	376,937
39,000	NEC Corp. (Technology Hardware & Equipment)	116,688
100	Nintendo Co. Ltd. (Software & Services)	29,195
282,000	Nippon Express Co. Ltd. (Transportation)	1,266,431
28,300	Nippon Paper Group, Inc. (Materials)	740,803
157,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	421,113
188,000	Nippon Yusen Kabushiki Kaisha (Transportation)	827,682
3,100	Nissan Motor Co. Ltd. (Automobiles & Components)	29,326
88,000	NKSJ Holdings, Inc. (Insurance)*	645,543
73,200	Nomura Holdings, Inc. (Diversified Financials)	464,459
58,000	NSK Ltd. (Capital Goods)	521,614
226,000	NTN Corp. (Capital Goods)	1,192,691
1,238	NTT DoCoMo, Inc. (Telecommunication Services)	2,156,108
3,300	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	153,885
26,400	Oracle Corp. Japan (Software & Services)	1,294,130
295,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	4,301,398
9,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	611,307
16,700	Sankyo Co. Ltd. (Consumer Durables & Apparel)	940,935
96,000	Sekisui House Ltd. (Consumer Durables & Apparel)	967,346
16,400	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	436,308
2,600	Shin-Etsu Chemical Co. Ltd. (Materials)	140,131
17,300	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	193,011
37,000	Shiseido Co. Ltd. (Household & Personal Products)	805,725
43,700	Stanley Electric Co. Ltd. (Automobiles & Components)	812,618
18,500	Sumitomo Corp. (Capital Goods)	260,429
36,600	Sumitomo Electric Industries Ltd. (Capital Goods)	505,782

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

333,000	Sumitomo Metal Industries Ltd. (Materials)	$816,352
52,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,865,956
1,000	Suzuken Co. Ltd. (Health Care Equipment & Services)	30,491
10,550	T&D Holdings, Inc. (Insurance)	266,133
48,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,402,253
5,100	The Kansai Electric Power Co., Inc. (Utilities)	125,760
62,500	Tohoku Electric Power Co., Inc (Utilities)	1,391,517
5,500	Tokio Marine Holdings, Inc. (Insurance)	163,391
1,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	69,258
12,000	Tokyo Tatemono Co. Ltd. (Real Estate)	55,309
72,000	TonenGeneral Sekiyu KK (Energy)	785,606
477,000	Tosoh Corp. (Materials)	1,544,698
3,300	Toyoda Gosei Co. Ltd. (Automobiles & Components)	77,208
2,450	USS Co. Ltd. (Retailing)	199,932
152	West Japan Railway Co. (Transportation)	567,340

		50,869,974

Luxembourg – 0.3%
17,492	ArcelorMittal (Materials)	665,683

Netherlands – 5.0%
6,148	Akzo Nobel NV (Materials)	382,510
5,201	Corio NV (REIT)	333,948
86,863	ING Groep NV CVA (Diversified Financials)*	847,408
43,636	Koninklijke Philips Electronics NV (Capital Goods)	1,337,755
109,874	Royal Dutch Shell PLC Class A (Energy)(a)	3,641,017
90,096	Royal Dutch Shell PLC Class B (Energy)	2,983,507
108,078	Unilever NV CVA (Food, Beverage & Tobacco)	3,371,751

		12,897,896

Portugal – 0.1%
27,634	Brisa Auto-Estradas de Portugal SA (Transportation)	192,754

Singapore – 1.4%
75,000	CapitaLand Ltd. (Real Estate)	216,938
57,000	CapitaMall Trust (REIT)	86,693
20,000	CapitaMalls Asia Ltd. (Real Estate)	30,245
13,000	City Developments Ltd. (Real Estate)	127,409
26,000	ComfortDelgro Corp. Ltd. (Transportation)	31,399
38,000	DBS Group Holdings Ltd. (Banks)	424,139
6,000	Fraser and Neave Ltd. (Capital Goods)	29,953
142,000	Genting Singapore PLC (Consumer Services)*	242,921
11,000	Jardine Cycle & Carriage Ltd. (Retailing)	313,647
16,000	Keppel Corp. Ltd. (Capital Goods)	141,177
41,000	Olam International Ltd. (Food & Staples Retailing)	100,415
56,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	432,250
8,000	SembCorp Industries Ltd. (Capital Goods)	32,024
39,000	SembCorp Marine Ltd. (Capital Goods)	163,152
26,000	Singapore Airlines Ltd. (Transportation)	310,245
17,000	Singapore Exchange Ltd. (Diversified Financials)	111,491
170,000	Singapore Telecommunications Ltd. (Telecommunication Services)	403,978
18,000	United Overseas Bank Ltd. (Banks)	255,438
24,000	UOL Group Ltd. (Real Estate)	88,926
36,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	158,263

		3,700,703

Spain – 3.4%
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	473,443
81,030	Banco Bilbao Vizcaya Argentaria SA (Banks)	825,794
199,012	Banco Popular Espanol SA (Banks)	1,026,168
523,969	Banco Santander SA (Banks)(a)	5,583,285
11,569	Bankinter SA (Banks)	64,399
1,251	Fomento de Construcciones y Contratas SA (Capital Goods)	32,946
12,100	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	165,381
5,227	Indra Sistemas SA (Software & Services)	89,592
18,812	Repsol YPF SA (Energy)	526,801

		8,787,809

Sweden – 2.6%
22,067	Boliden AB (Materials)	449,591
101,118	Electrolux AB Class B (Consumer Durables & Apparel)	2,869,503
5,562	Hennes & Mauritz AB Class B (Retailing)	185,243

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)

14,667	Investor AB Class B (Diversified Financials)	$313,848
30,713	Nordea Bank AB (Banks)	333,938
4,107	Sandvik AB (Capital Goods)	80,135
152,582	Securitas AB Class B (Commercial & Professional Services)	1,786,734
47,336	Skandinaviska Enskilda Banken AB Class A (Banks)	395,219
5,917	SKF AB Class B (Capital Goods)	168,852
5,110	SSAB AB Class A (Materials)	86,124

		6,669,187

Switzerland – 7.9%
93,444	Credit Suisse Group AG (Registered) (Diversified Financials)	3,763,452
9,354	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	749,771
69,645	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)(b)	4,080,060
39,207	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)	739,494
26,788	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,576,892
9,110	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,335,461
86	Sika AG (Materials)	188,790
119,455	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,242,257
2,819	Syngenta AG (Registered) (Materials)	826,344
52,908	Xstrata PLC (Materials)	1,253,724
17,179	Zurich Financial Services AG (Insurance)	4,448,789

		20,205,034

United Kingdom – 14.6%
313,337	Aviva PLC (Insurance)	1,926,048
277,990	BAE Systems PLC (Capital Goods)	1,431,876
89,965	Balfour Beatty PLC (Capital Goods)	439,916
633,567	Barclays PLC (Banks)	2,618,475
114,424	BHP Billiton PLC (Materials)(a)	4,603,500
75,835	BP PLC ADR (Energy)(a)(b)	3,349,632
59,927	British American Tobacco PLC (Food, Beverage & Tobacco)(a)(b)	2,305,166
12,571	Bunzl PLC (Capital Goods)	141,152
8,497	Diageo PLC (Food, Beverage & Tobacco)	157,433
101,854	Firstgroup PLC (Transportation)	633,736
110,610	GlaxoSmithKline PLC ADR(a) (Pharmaceuticals, Biotechnology & Life Sciences)	4,338,124
267,513	Home Retail Group PLC (Retailing)	790,520
396,688	HSBC Holdings PLC (Banks)	4,054,223
4,466	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	137,284
52,347	J Sainsbury PLC (Food & Staples Retailing)	307,533
19,706	Land Securities Group PLC (REIT)	207,871
229,179	Man Group PLC (Diversified Financials)	1,062,684
168,146	National Grid PLC (Utilities)	1,453,335
11,622	Pearson PLC (Media)	183,154
57,441	Reed Elsevier PLC (Media)	485,206
25,636	Rio Tinto PLC (Materials)	1,827,381
14,865	Scottish & Southern Energy PLC (Utilities)	283,956
37,479	Segro PLC (REIT)	167,821
8,116	Standard Chartered PLC (Banks)	219,098
11,390	The British Land Co. PLC (REIT)	93,495
104,904	The Sage Group PLC (Software & Services)	448,095
385,579	TUI Travel PLC (Consumer Services)	1,485,919
57,448	Unilever PLC (Food, Beverage & Tobacco)(a)(b)	1,764,591
35,696	United Utilities Group PLC (Utilities)	330,250
3,255	Vedanta Resources PLC (Materials)	128,416
1,330	Vodafone Group PLC ADR (Telecommunication Services)	35,152
9,212	WPP PLC (Media)	113,885

		37,524,927

TOTAL COMMON STOCKS
(Cost $212,251,526)		$226,178,119

Exchange Traded Fund – 1.5%

United States – 1.5%
66,700	iShares MSCI EAFE Index Fund	$3,883,941
(Cost $3,902,757)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Rate	Value

Short-term Investment(c) – 2.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
5,257,001	0.043%	$5,257,001
(Cost $5,257,001)

TOTAL INVESTMENTS – 91.4%
(Cost $221,411,284)		$235,319,061

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.6%		22,023,006

NET ASSETS – 100.0%		$257,342,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is held as collateral for call options written.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	302	March 2011	$11,275,539	$(189,477)
FTSE 100 Index	66	March 2011	6,063,932	19,825
TSE TOPIX Index	45	March 2011	4,966,129	29,052

TOTAL				$(140,600)

WRITTEN OPTIONS — For the year ended December 31, 2010, the Fund had the following written options activity:

	Number of
	Contracts	Premiums Received

Contracts Outstanding December 31, 2009	479	$996,829

Contracts written	4,410	7,855,571
Contracts expired	(1,421)	(1,943,405)
Contracts bought to close	(2,145)	(4,493,315)

Contracts Outstanding December 31, 2010	1,323	$2,415,680

At December 31, 2010, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

Dow Jones EURO STOXX 50 Index	832	EUR 2,850	March 2011	$(985,056)
FTSE 100 Index	312	GBP 6,000	March 2011	(690,744)
Nikkei-225 Stock Average	179	JPY 10,500	March 2011	(438,957)

Total (Premiums Received $2,415,680)	1,323			$(2,114,757)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 96.5%

Automobiles & Components – 1.8%
2,549	Autoliv, Inc.	$201,218
96,391	Dana Holding Corp.*	1,658,889
7,351	Federal-Mogul Corp.*	151,798
47,405	Johnson Controls, Inc.	1,810,871
32,543	TRW Automotive Holdings Corp.*	1,715,016

		5,537,792

Banks – 1.4%
1,995	Commerce Bancshares, Inc.	79,261
1,315	Cullen/Frost Bankers, Inc.	80,373
64,843	International Bancshares Corp.	1,298,805
2,639	M&T Bank Corp.	229,725
13,392	PNC Financial Services Group, Inc.	813,162
27,498	SunTrust Banks, Inc.	811,466
4,405	U.S. Bancorp	118,803
29,332	Wells Fargo & Co.	908,999

		4,340,594

Capital Goods – 7.1%
21,017	3M Co.	1,813,767
10,853	AGCO Corp.*	549,813
11,467	Applied Industrial Technologies, Inc.	372,448
1,414	Armstrong World Industries, Inc.	60,802
46,702	ArvinMeritor, Inc.*	958,325
33,348	Astec Industries, Inc.*	1,080,809
7,597	Caterpillar, Inc.	711,535
1,872	CLARCOR, Inc.	80,290
18,931	Cummins, Inc.	2,082,599
14,228	Emerson Electric Co.	813,415
4,972	Generac Holdings, Inc.*	80,397
35,058	General Cable Corp.*	1,230,185
28,295	General Electric Co.	517,516
2,229	Harsco Corp.	63,125
70,770	Honeywell International, Inc.	3,762,133
6,180	II-VI, Inc.*	286,505
629	Joy Global, Inc.	54,586
1,792	Kaydon Corp.	72,970
1,358	Kennametal, Inc.	53,587
30,268	Lydall, Inc.*	243,657
21,947	Miller Industries, Inc.	312,306
13,668	MSC Industrial Direct Co.,Inc. Class A	884,183
1,370	Navistar International Corp.*	79,337
17,358	Northrop Grumman Corp.	1,124,451
3,500	Oshkosh Corp.*	123,340
9,837	Polypore International, Inc.*	400,661
15,322	Rockwell Automation, Inc.	1,098,741
15,952	Sauer-Danfoss, Inc.*	450,644
6,015	The Boeing Co.	392,539
1,361	Timken Co.	64,961
7,402	TriMas Corp.*	151,445
3,514	Twin Disc, Inc.	104,928
4,264	United Rentals, Inc.*	97,006
9,086	Vicor Corp.	149,010
1,954	W.W. Grainger, Inc.	269,867
11,279	WABCO Holdings, Inc.*	687,229
3,058	Watsco, Inc.	192,899
1,244	WESCO International, Inc.*	65,683

		21,537,694

Commercial & Professional Services – 0.1%
1,311	Clean Harbors, Inc.*	110,229
1,940	HNI Corp.	60,528
2,107	Robert Half International, Inc.	64,474

		235,231

Consumer Durables & Apparel – 1.7%
6,884	Fossil, Inc.*	485,184
24,132	Garmin Ltd.(a)	747,851
27,488	Harman International Industries, Inc.*	1,272,694
8,753	NIKE, Inc. Class B	747,681
9,441	Oxford Industries, Inc.	241,784
10,629	Polaris Industries, Inc.	829,275
19,195	Tempur-Pedic International, Inc.*	768,952

		5,093,421

Consumer Services – 2.2%
2,839	Apollo Group, Inc. Class A*	112,112
62,325	Carnival Corp.	2,873,806
691	Chipotle Mexican Grill, Inc. Class A*	146,948
14,945	Darden Restaurants, Inc.	694,046
10,536	McDonald’s Corp.	808,743
60,264	Starbucks Corp.	1,936,282

		6,571,937

Diversified Financials – 5.4%
32,191	Advance America, Cash Advance Centers, Inc.	181,557
736	BlackRock, Inc.	140,267
43,038	Capital One Financial Corp.	1,831,697
11,072	CME Group, Inc.	3,562,416
12,078	Eaton Vance Corp.	365,118
20,734	Federated Investors, Inc. Class B(a)	542,609
5,763	Financial Engines, Inc.*	114,280
35,706	Franklin Resources, Inc.	3,970,864
25,611	JPMorgan Chase & Co.	1,086,419
3,072	Leucadia National Corp.	89,641
99,719	Morgan Stanley	2,713,354
8,974	SEI Investments Co.	213,492
50,290	The Bank of New York Mellon Corp.	1,518,758

		16,330,472

Energy – 11.7%
108,605	Chevron Corp.	9,910,206
70,946	Complete Production Services, Inc.*	2,096,454
63,746	ConocoPhillips	4,341,103
15,207	Dresser-Rand Group, Inc.*	647,666
15,701	Dril-Quip, Inc.*	1,220,282

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)

117,790	Exxon Mobil Corp.	$8,612,805
23,698	Sunoco, Inc.	955,266
339,569	Valero Energy Corp.	7,850,835
4,947	W&T Offshore, Inc.	88,403

		35,723,020

Food & Staples Retailing – 1.4%
8,671	Costco Wholesale Corp.	626,133
1,265	PriceSmart, Inc.	48,108
67,566	Wal-Mart Stores, Inc.	3,643,834

		4,318,075

Food, Beverage & Tobacco – 4.9%
9,117	Boston Beer Co., Inc. Class A*	866,936
4,570	Brown-Forman Corp. Class B	318,163
6,730	Bunge Ltd.	440,950
1,571	Dr. Pepper Snapple Group, Inc.	55,236
2,158	Flowers Foods, Inc.	58,072
1,031	Hansen Natural Corp.*	53,901
1,731	Hormel Foods Corp.	88,731
11,234	Kellogg Co.	573,833
4,339	Lancaster Colony Corp.	248,191
93,036	Lorillard, Inc.	7,634,534
4,957	Molson Coors Brewing Co. Class B	248,792
10,953	Philip Morris International, Inc.	641,079
17,361	Smithfield Foods, Inc.*	358,157
36,322	The Coca-Cola Co.	2,388,898
57,075	Tyson Foods, Inc. Class A	982,831

		14,958,304

Health Care Equipment & Services – 3.3%
17,572	Becton, Dickinson and Co.	1,485,185
114,035	Boston Scientific Corp.*	863,245
39,912	Cardinal Health, Inc.	1,529,029
7,698	Cerner Corp.*	729,308
27,469	Coventry Health Care, Inc.*	725,182
1,692	DaVita, Inc.*	117,577
50,031	DENTSPLY International, Inc.	1,709,559
23,849	Health Net, Inc.*	650,839
9,345	Hologic, Inc.*	175,873
14,137	Humana, Inc.*	773,859
1,010	IDEXX Laboratories, Inc.*	69,912
3,267	Lincare Holdings, Inc.	87,654
3,223	Masimo Corp.	93,693
13,418	McKesson Corp.	944,359
5,764	Sirona Dental Systems, Inc.*	240,820

		10,196,094

Household & Personal Products – 2.1%
51,237	Colgate-Palmolive Co.	4,117,918
8,004	Herbalife Ltd.	547,233
27,499	The Procter & Gamble Co.	1,769,011

		6,434,162

Insurance – 5.2%
24,542	Aflac, Inc.	1,384,905
2,285	Assurant, Inc.	88,018
15	Berkshire Hathaway, Inc. Class A*	1,806,750
30,946	Berkshire Hathaway, Inc. Class B*	2,479,084
23,330	Everest Re Group Ltd.	1,978,851
17,921	Flagstone Reinsurance Holdings SA	225,805
96,389	Loews Corp.	3,750,496
15,378	MetLife, Inc.	683,398
12,717	PartnerRe Ltd.	1,021,811
2,161	Protective Life Corp.	57,569
29,369	Prudential Financial, Inc.	1,724,254
1,913	StanCorp Financial Group, Inc.	86,353
20,002	Symetra Financial Corp.	274,027
6,780	Unum Group	164,212

		15,725,533

Materials – 4.2%
1,330	Airgas, Inc.	83,072
6,478	Clearwater Paper Corp.*	507,227
11,203	Domtar Corp.	850,532
6,705	E.I. du Pont de Nemours & Co.	334,445
1,487	Kraton Performance Polymers, Inc.*	46,023
24,343	Monsanto Co.	1,695,246
44,548	Newmont Mining Corp.	2,736,584
5,679	OM Group, Inc.*	218,698
630	PPG Industries, Inc.	52,964
1,811	Reliance Steel & Aluminum Co.	92,542
11,053	Rockwood Holdings, Inc.*	432,393
66,005	Southern Copper Corp.	3,217,084
5,343	STR Holdings, Inc.*	106,860
22,849	The Sherwin-Williams Co.	1,913,604
11,321	Titanium Metals Corp.*	194,495
465	Walter Energy, Inc.	59,446
3,300	Westlake Chemical Corp.	143,451

		12,684,666

Media – 1.7%
43,030	DIRECTV Class A*	1,718,188
36,330	DISH Network Corp. Class A*	714,248
45,545	Time Warner, Inc.	1,465,182
43,958	Virgin Media, Inc.	1,197,416

		5,095,034

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
7,935	Abbott Laboratories	380,166
71,893	Amgen, Inc.*(b)	3,946,926
26,458	Biogen Idec, Inc.*	1,774,009
20,521	Celgene Corp.*	1,213,612
17,885	Cephalon, Inc.*	1,103,862
2,304	Charles River Laboratories International, Inc.*	81,884
166,977	Eli Lilly & Co.	5,850,874
6,038	Forest Laboratories, Inc.*	193,095
25,455	Gilead Sciences, Inc.*	922,489
5,484	Johnson & Johnson	339,186

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)

29,833	Merck & Co., Inc.	$1,075,181
383,351	Pfizer, Inc.	6,712,476

		23,593,760

Real Estate Investment Trust – 3.1%
17,417	AMB Property Corp.	552,293
77,244	Annaly Capital Management, Inc.	1,384,213
14,841	HCP, Inc.	546,001
15,986	Public Storage, Inc.	1,621,300
6,693	Rayonier, Inc.	351,516
32,465	Simon Property Group, Inc.	3,229,943
12,769	The Howard Hughes Corp.*	694,889
54,201	Weyerhaeuser Co.	1,026,108

		9,406,263

Retailing – 4.9%
889	Advance Auto Parts, Inc.	58,807
39,548	Amazon.com, Inc.*	7,118,640
96,603	AnnTaylor Stores Corp.*	2,645,956
27,834	Cabela’s, Inc.*	605,389
25,158	Dillard’s, Inc. Class A	954,495
7,488	Dollar Tree, Inc.*	419,927
2,277	Genesco, Inc.*	85,365
5,807	Group 1 Automotive, Inc.	242,500
8,792	Limited Brands, Inc.	270,178
4,316	Lithia Motors, Inc. Class A	61,676
1,442	O’Reilly Automotive, Inc.*	87,126
2,158	Ross Stores, Inc.	136,493
9,121	Sonic Automotive, Inc. Class A	120,762
18,026	Ulta Salon Cosmetics & Fragrance, Inc.*	612,884
27,517	Urban Outfitters, Inc.*	985,384
17,803	Zumiez, Inc.*	478,367

		14,883,949

Semiconductors & Semiconductor Equipment – 2.8%
19,392	Broadcom Corp. Class A	844,522
51,187	Fairchild Semiconductor International, Inc.*	799,029
19,394	Integrated Device Technology, Inc.*	129,164
224,486	Intel Corp.	4,720,940
93,446	Lattice Semiconductor Corp.*	566,283
64,329	Marvell Technology Group Ltd.*	1,193,303
15,886	Micrel, Inc.	206,359
29,166	Silicon Image, Inc.*	214,370

		8,673,970

Software & Services – 10.7%
129,725	Accenture PLC Class A	6,290,365
147,241	Activision Blizzard, Inc.	1,831,678
2,713	Amdocs Ltd.*	74,526
1,542	ANSYS, Inc.*	80,292
10,558	AOL, Inc.*	250,330
7,168	Citrix Systems, Inc.*	490,363
86,452	eBay, Inc.*	2,405,959
5,724	Google, Inc. Class A*	3,399,884
6,236	Mantech International Corp. Class A*	257,734
270,298	Microsoft Corp.	7,546,720
6,842	MicroStrategy, Inc. Class A*	584,786
13,252	NeuStar, Inc. Class A*	345,215
107,873	Oracle Corp.	3,376,425
46,626	RealNetworks, Inc.*	195,829
7,230	Salesforce.com, Inc.*	954,360
5,478	TeleTech Holdings, Inc.*	112,792
38,335	Teradata Corp.*	1,577,869
51,486	VeriFone Systems, Inc.*	1,985,300
19,152	VeriSign, Inc.	625,696

		32,386,123

Technology Hardware & Equipment – 4.2%
4,023	Apple, Inc.*	1,297,659
4,227	Aruba Networks, Inc.*	88,260
17,517	Electronics for Imaging, Inc.*	250,668
42,545	EMC Corp.*	974,280
2,811	F5 Networks, Inc.*	365,880
2,249	Harris Corp.	101,880
4,369	Infinera Corp.*	45,132
36,440	Ingram Micro, Inc. Class A*	695,639
6,611	JDS Uniphase Corp.*	95,727
155,364	Motorola, Inc.*	1,409,151
21,931	National Instruments Corp.	825,483
12,274	NetApp, Inc.*	674,579
2,467	Plantronics, Inc.	91,822
2,771	QLogic Corp.*	47,162
19,558	Riverbed Technology, Inc.*	687,855
43,138	SanDisk Corp.*	2,150,861
7,621	Synaptics, Inc.*	223,905
174,757	Vishay Intertechnology, Inc.*	2,565,433
13,049	Xyratex Ltd.*	212,848

		12,804,224

Telecommunication Services – 2.0%
130,636	AT&T, Inc.(b)	3,838,086
27,591	USA Mobility, Inc.	490,302
49,791	Verizon Communications, Inc.	1,781,522

		6,109,910

Transportation – 4.0%
37,174	Alaska Air Group, Inc.*	2,107,394
118,226	Allegiant Travel Co.	5,821,448
548,045	JetBlue Airways Corp.*	3,622,578
32,800	SkyWest, Inc.	512,336

		12,063,756

Utilities – 2.8%
73,334	Ameren Corp.	2,067,286
173,814	Duke Energy Corp.	3,095,627

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

27,369	Sempra Energy	$1,436,325
50,782	Southern Co.	1,941,396

		8,540,634

TOTAL COMMON STOCKS
(Cost $266,907,601)		$293,244,618

Shares	Rate	Value

Short-term Investment(c) – 3.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
9,568,441	0.043%	$9,568,441
(Cost $9,568,441)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $276,476,042)		$302,813,059

Securities Lending Reinvestment Vehicle(c)(d) – 1.0%

Goldman Sachs Financial Square Money Market Fund – FST Shares
3,021,175	0.140%	$3,021,175
(Cost $3,021,175)

TOTAL INVESTMENTS – 100.7%
(Cost $279,497,217)		$305,834,234

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(2,099,076)

NET ASSETS – 100.0%		$303,735,158

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	8	March 2011	$625,840	$8,907
S&P 500 E-mini Index	109	March 2011	6,828,850	87,207

TOTAL				$96,114

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 97.3%

Australia – 8.6%
15,536	AGL Energy Ltd. (Utilities)	$242,192
15,403	Alumina Ltd. (Materials)	39,156
7,028	AMP Ltd. (Insurance)	38,029
43,948	Australia & New Zealand Banking Group Ltd. (Banks)	1,049,704
32,094	Bendigo and Adelaide Bank Ltd. (Banks)	326,842
51,765	BHP Billiton Ltd. (Materials)	2,407,130
52,133	Caltex Australia Ltd. (Energy)	766,098
24,879	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	276,650
16,945	Commonwealth Bank of Australia (Banks)	880,471
4,027	Computershare Ltd. (Software & Services)	44,386
112,740	Dexus Property Group (REIT)	91,647
23,764	Fairfax Media Ltd. (Media)	34,076
100,824	Foster’s Group Ltd. (Food, Beverage & Tobacco)	586,120
93,531	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	128,716
75,701	Incitec Pivot Ltd. (Materials)	306,891
18,663	Insurance Australia Group Ltd. (Insurance)	74,122
191,146	MAp Group (Transportation)	584,256
32,343	Metcash Ltd. (Food & Staples Retailing)	135,888
32,270	National Australia Bank Ltd. (Banks)	782,921
11,689	Orica Ltd. (Materials)	298,100
108,653	OZ Minerals Ltd. (Materials)	191,899
16,395	Paladin Energy Ltd. (Energy)*	82,633
14,272	Qantas Airways Ltd. (Transportation)*	37,078
13,868	QBE Insurance Group Ltd. (Insurance)	257,544
9,900	Rio Tinto Ltd. (Materials)	866,914
14,638	Santos Ltd. (Energy)	197,081
11,864	Sonic Healthcare Ltd. (Health Care Equipment & Services)	141,033
265,024	SP AusNet (Utilities)	235,782
10,761	Stockland Corp. Ltd. (REIT)	39,638
31,419	Suncorp-Metway Ltd. (Insurance)	276,685
46,731	Tatts Group Ltd. (Consumer Services)	123,396
8,124	Wesfarmers Ltd. (Food & Staples Retailing)	266,136
1,898	Wesfarmers Ltd. (Price Protected Shares) (Food & Staples Retailing)	62,782
61,068	Westfield Group (REIT)	598,180
53,631	Westfield Retail Trust (REIT)*	140,974
40,106	Westpac Banking Corp. (Banks)	911,125
664	Woodside Petroleum Ltd. (Energy)	28,924
10,836	WorleyParsons Ltd. (Energy)	296,784

		13,847,983

Austria – 0.4%
8,916	OMV AG (Energy)	371,578
3,540	Raiffeisen International Bank-Holding AG (Banks)	194,999

		566,577

Belgium – 0.5%
4,066	Delhaize Group SA (Food & Staples Retailing)	300,693
4,305	KBC Groep NV (Banks)*	146,683
4,448	Mobistar SA (Telecommunication Services)	288,619
1,311	Solvay SA (Materials)	139,789

		875,784

Bermuda – 0.1%
5,400	Seadrill Ltd. (Energy)	184,211

China – 0.1%
75,000	Foxconn International Holdings Ltd. Class H (Technology Hardware & Equipment)*	52,353
69,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	102,753

		155,106

Denmark – 1.0%
15	A.P. Moller – Maersk A/S Class A (Transportation)	132,149
6,655	Carlsberg A/S Class B (Food, Beverage & Tobacco)	667,999
1,676	Coloplast A/S Class B (Health Care Equipment & Services)	227,756
22,894	DSV A/S (Transportation)	507,489
1,193	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	134,409

		1,669,802

Finland – 1.5%
8,526	Elisa Oyj Class A (Telecommunication Services)	185,627
14,272	Fortum Oyj (Utilities)	430,490
19,130	Kesko Oyj Class B (Food & Staples Retailing)	893,947
34,319	Nokia Oyj (Technology Hardware & Equipment)	355,502
18,834	Sampo Oyj Class A (Insurance)	503,611

		2,369,177

France – 8.7%
4,951	Accor SA (Consumer Services)	220,652
1,593	Atos Origin SA (Software & Services)*	84,951
22,810	AXA SA (Insurance)	379,680
13,913	BNP Paribas (Banks)	886,066
1,487	Casino Guichard Perrachon SA (Food & Staples Retailing)	145,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

1,451	Christian Dior SA (Consumer Durables & Apparel)	$207,541
7,220	Compagnie Generale de Geophysicque-Veritas (Energy)*	220,405
10,269	Credit Agricole SA (Banks)	130,577
4,951	Edenred SA (Commercial & Professional Services)*	117,203
70,488	France Telecom SA (Telecommunication Services)	1,475,012
1,301	Gecina SA (REIT)	143,229
14,348	Lagardere S.C.A. (Media)	591,557
6,112	Legrand SA (Capital Goods)	249,307
1,286	L’Oreal SA (Household & Personal Products)	142,992
3,426	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	564,274
11,261	PSA Peugeot Citroen SA (Automobiles & Components)*	427,880
16,763	Renault SA (Automobiles & Components)*	975,806
6,913	Safran SA (Capital Goods)	245,054
24,552	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,574,038
10,283	Schneider Electric SA (Capital Goods)	1,541,782
769	Societe BIC SA (Commercial & Professional Services)	66,110
7,215	Societe Generale SA (Banks)	388,214
6,145	Technip SA (Energy)	568,000
30,523	Total SA (Energy)	1,625,721
1,295	Unibail-Rodamco SE (REIT)	256,406
28,677	Veolia Environnement SA (Utilities)	839,409

		14,066,958

Germany – 8.5%
17,616	Adidas AG (Registered) (Consumer Durables & Apparel)	1,145,898
6,219	Allianz SE (Registered) (Insurance)	738,910
13,524	BASF SE (Materials)	1,079,248
9,190	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	681,226
4,321	Celesio AG (Health Care Equipment & Services)	107,681
11,742	Commerzbank AG (Banks)*(b)	87,416
4,234	Daimler AG (Registered) (Automobiles & Components)*	286,491
5,810	Deutsche Bank AG (Registered) (Diversified Financials)	303,838
16,814	Deutsche Post AG (Registered) (Transportation)	285,251
90,286	E.ON AG (Utilities)	2,757,212
16,641	Henkel AG & Co. KGaA (Household & Personal Products)	857,992
3,627	Hochtief AG (Capital Goods)	307,467
1,043	Lanxess AG (Materials)	82,008
2,327	Metro AG (Food & Staples Retailing)	167,954
4,487	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	679,573
11,452	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	914,742
3,224	SAP AG (Software & Services)	164,431
10,631	Siemens AG (Registered) (Capital Goods)	1,316,903
17,781	Suedzucker AG (Food, Beverage & Tobacco)	474,865
87,749	TUI AG (Consumer Services)*	1,230,940
876	Volkswagen AG (Automobiles & Components)	124,252

		13,794,298

Hong Kong – 2.8%
87,000	AIA Group Ltd. (Insurance)*	244,564
1,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	12,629
61,000	BOC Hong Kong (Holdings) Ltd. (Banks)	207,432
5,000	Cathay Pacific Airways Ltd. (Transportation)	13,793
18,000	Cheung Kong Holdings Ltd. (Real Estate)	277,407
16,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	73,253
27,000	CLP Holdings Ltd. (Utilities)	219,233
21,350	Esprit Holdings Ltd. (Retailing)	101,560
6,000	Hang Lung Properties Ltd. (Real Estate)	28,044
6,500	Hang Seng Bank Ltd. (Banks)	106,797
26,400	Hong Kong & China Gas Co. Ltd. (Utilities)	62,207
9,000	Hong Kong Electric Holdings Ltd. (Utilities)	56,736
10,400	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	235,796
40,000	Hutchison Whampoa Ltd. (Capital Goods)	411,492
68,794	Hysan Development Co. Ltd. (Real Estate)	323,705
18,000	Li & Fung Ltd. (Retailing)	104,437
223,945	New World Development Ltd. (Real Estate)	420,165
23,798	Noble Group Ltd. (Capital Goods)	40,224

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

54,341	NWS Holdings Ltd. (Capital Goods)	$82,472
14,500	Orient Overseas International Ltd. (Transportation)	140,557
12,800	Sands China Ltd. (Consumer Services)*	28,139
4,000	Sun Hung Kai Properties Ltd. (Real Estate)	66,367
39,500	Swire Pacific Ltd. Class A (Real Estate)	648,986
31,325	The Link Real Estate Investment Trust (REIT)	97,262
6,000	The Wharf (Holdings) Ltd. (Real Estate)	46,131
13,000	Wheelock & Co. Ltd. (Real Estate)	52,567
2,500	Wing Hang Bank Ltd. (Banks)	34,557
52,400	Wynn Macau Ltd. (Consumer Services)	117,278
62,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	223,027

		4,476,817

Ireland – 0.5%
23,880	Kerry Group PLC Class A (Food, Beverage & Tobacco)	796,814

Israel – 0.8%
35,506	Bank Hapoalim BM (Banks)*	184,855
4,842	Bank Leumi Le-Israel BM (Banks)	24,819
12,548	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	38,201
4,848	Israel Chemicals Ltd. (Materials)	83,030
8,826	Makhteshim-Agan Industries Ltd. (Materials)*	45,329
3,285	Mizrahi Tefahot Bank Ltd. (Banks)	36,127
856	NICE Systems Ltd. ADR (Software & Services)*	29,874
2,436	Partner Communications Co. Ltd. (Telecommunication Services)	49,315
13,485	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	702,973
44	The Israel Corp. Ltd. (Materials)*	53,385

		1,247,908

Italy – 2.5%
29,271	Eni SpA (Energy)	641,540
3,903	Exor SpA (Diversified Financials)	128,821
37,387	Fiat SpA (Automobiles & Components)	773,200
27,195	Finmeccanica SpA (Capital Goods)	309,403
74,015	Intesa Sanpaolo SpA (Banks)	201,219
364,771	Parmalat SpA (Food, Beverage & Tobacco)	1,000,586
750,376	Telecom Italia SpA (Telecommunication Services)	944,639

		3,999,408

Japan – 21.3%
5,800	Aeon Co. Ltd. (Food & Staples Retailing)	72,374
10,800	AEON Credit Service Co. Ltd. (Diversified Financials)	151,966
1,600	Aisin Seiki Co. Ltd. (Automobiles & Components)	56,378
8,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	83,105
72,000	Amada Co. Ltd. (Capital Goods)	583,495
54,000	Asahi Glass Co. Ltd. (Capital Goods)	628,011
19,000	Asahi Kasei Corp. (Materials)	123,588
19,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	752,508
35,600	Brother Industries Ltd. (Technology Hardware & Equipment)	525,417
25,700	Canon, Inc. (Technology Hardware & Equipment)	1,320,088
111	Central Japan Railway Co. (Transportation)	927,896
20,000	Daicel Chemical Industries Ltd. (Materials)	145,539
6,300	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	137,598
37,700	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	341,957
15,000	Daito Trust Construction Co. Ltd. (Real Estate)	1,025,137
15,000	Daiwa House Industry Co. Ltd. (Real Estate)	183,745
2,800	Dena Co. Ltd. (Retailing)	100,315
6,700	Denso Corp. (Automobiles & Components)	230,339
12,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)	466,042
13,600	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	157,297
55,000	Fuji Electric Holdings Co. Ltd. (Capital Goods)	170,443
99,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	763,467
199	Fuji Media Holdings, Inc. (Media)	313,489
23,000	Fujitsu Ltd. (Technology Hardware & Equipment)	159,352

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

52,000	Fukuoka Financial Group, Inc. (Banks)	$225,084
111,000	Hitachi Ltd. (Technology Hardware & Equipment)	589,318
83,500	Honda Motor Co. Ltd. (Automobiles & Components)	3,295,644
5,300	ITOCHU Techno-Solutions Corp. (Software & Services)	198,278
2,200	Japan Petroleum Exploration Co. Ltd. (Energy)	83,429
6	Japan Real Estate Investment Corp. (REIT)	62,158
30	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	110,777
8,900	JFE Holdings, Inc. (Materials)	308,584
85	Jupiter Telecommunications Co. Ltd. (Media)	89,173
168,320	JX Holdings, Inc. (Energy)	1,139,027
39,000	Kaneka Corp. (Materials)	269,456
6,900	Kao Corp. (Household & Personal Products)	185,438
33,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	143,674
12,000	Keisei Electric Railway Co. Ltd. (Transportation)	79,874
41,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	423,750
18,000	Kubota Corp. (Capital Goods)	169,580
5,600	Kyocera Corp. (Technology Hardware & Equipment)	568,946
11,900	Kyushu Electric Power Co., Inc. (Utilities)	266,417
1,900	Mabuchi Motor Co. Ltd. (Capital Goods)	97,667
3,300	Makita Corp. (Capital Goods)	134,283
9,000	Marubeni Corp. (Capital Goods)	63,007
7,900	Marui Group Co. Ltd. (Retailing)	64,143
12,900	Mitsubishi Corp. (Capital Goods)	347,678
16,000	Mitsubishi Electric Corp. (Capital Goods)	167,188
8,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	56,584
10,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	168,574
8,650	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	341,421
19,000	Mitsui & Co. Ltd. (Capital Goods)	312,624
113,000	Mitsui Chemicals, Inc. (Materials)	402,870
33,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	87,012
34,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	111,822
67,000	Mitsui OSK Lines Ltd. (Transportation)	454,001
6,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	159,761
10,000	NGK Insulators Ltd. (Capital Goods)	162,440
1,800	Nidec Corp. (Capital Goods)	181,501
400	Nintendo Co. Ltd. (Software & Services)	116,781
10	Nippon Building Fund, Inc. (REIT)	102,483
25,000	Nippon Express Co. Ltd. (Transportation)	112,272
2,600	Nippon Paper Group, Inc. (Materials)	68,060
49,000	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,231,353
6,700	Nissan Chemical Industries Ltd. (Materials)	86,447
72,400	Nissan Motor Co. Ltd. (Automobiles & Components)	684,894
38,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	481,037
14,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	152,814
25,000	NKSJ Holdings, Inc. (Insurance)*	183,393
3,900	Nomura Real Estate Holdings, Inc. (Real Estate)	70,766
12	Nomura Real Estate Office Fund, Inc. (REIT)	86,575
4,600	Omron Corp. (Technology Hardware & Equipment)	121,227
50,000	Osaka Gas Co. Ltd. (Utilities)	193,822
46,000	Resona Holdings, Inc. (Banks)(b)	274,191
47,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	685,307
6,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	435,719
24,900	Sapporo Hokuyo Holdings, Inc. (Banks)	116,351
666	SBI Holdings, Inc. (Diversified Financials)	100,434
9,700	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	183,967
15,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	107,315
30,000	Sekisui House Ltd. (Consumer Durables & Apparel)	302,296
21,000	Sharp Corp. (Consumer Durables & Apparel)	215,499
2,200	Shin-Etsu Chemical Co. Ltd. (Materials)	118,572
8,800	Sony Corp. (Consumer Durables & Apparel)	314,729

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

57,000	Sumitomo Chemical Co. Ltd. (Materials)	$279,813
43,500	Sumitomo Corp. (Capital Goods)	612,361
41,600	Sumitomo Electric Industries Ltd. (Capital Goods)	574,878
10,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	63,963
7,000	Sumitomo Metal Mining Co. Ltd. (Materials)	121,927
9,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	346,990
15,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	761,450
45,000	The Bank of Yokohama Ltd. (Banks)	232,046
5,000	The Japan Steel Works, Ltd. (Capital Goods)	52,076
36,000	The Nishi-Nippon City Bank Ltd. (Banks)	108,886
87,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	545,024
12,000	Toho Gas Co. Ltd. (Utilities)	59,903
16,000	Tokio Marine Holdings, Inc. (Insurance)	475,319
64,000	Tokyo Gas Co. Ltd. (Utilities)	283,409
4,400	Tokyo Steel Manufacturing Co. Ltd. (Materials)	47,802
91,000	Tokyu Land Corp. (Real Estate)	455,379
4,300	Toyo Seikan Kaisha Ltd. (Materials)	81,460
29,000	Ube Industries Ltd. (Materials)	86,838
1,760	USS Co. Ltd. (Retailing)	143,624
68	West Japan Railway Co. (Transportation)	253,810
10,800	Yamaha Corp. (Consumer Durables & Apparel)	133,335
28,900	Yokogawa Electric Corp. (Technology Hardware & Equipment)	228,846

		34,436,172

Luxembourg – 0.4%
13,515	ArcelorMittal (Materials)	514,333
1,935	Millicom International Cellular SA SDR SDR (Telecommunication Services)	185,733

		700,066

Netherlands – 5.8%
25,745	Aegon NV (Insurance)*	157,602
3,259	Akzo Nobel NV (Materials)	202,765
1,708	ASML Holding NV (Semiconductors & Semiconductor Equipment)	65,505
10,979	European Aeronautic Defence & Space Co. NV (Capital Goods)*	256,194
1,273	Heineken Holding NV (Food, Beverage & Tobacco)	55,362
3,104	Koninklijke Boskalis Westminster NV (Capital Goods)	148,205
43,755	Koninklijke DSM NV (Materials)	2,494,151
33,172	Koninklijke Philips Electronics NV (Capital Goods)	1,016,958
82,250	Royal Dutch Shell PLC Class A (Energy)	2,725,619
68,747	Royal Dutch Shell PLC Class B (Energy)	2,276,540

		9,398,901

New Zealand – 0.1%
20,014	Fletcher Building Ltd. (Materials)	119,303

Norway – 0.6%
17,626	Statoil ASA (Energy)	419,817
30,325	Telenor ASA (Telecommunication Services)	494,156
1,593	Yara International ASA (Materials)	92,727

		1,006,700

Portugal – 0.1%
19,488	Brisa Auto-estradas de Portugal SA (Transportation)	135,934

Singapore – 1.6%
42,000	Ascendas Real Estate Investment Trust (REIT)	67,774
11,000	CapitaLand Ltd. (Real Estate)	31,818
9,000	CapitaMall Trust (REIT)	13,689
14,000	City Developments Ltd. (Real Estate)	137,210
67,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	111,827
31,000	DBS Group Holdings Ltd. (Banks)	346,008
54,000	Fraser and Neave Ltd. (Capital Goods)	269,573
29,000	Genting Singapore PLC (Consumer Services)*	49,610
292,680	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	182,740
7,000	Jardine Cycle & Carriage Ltd. (Retailing)	199,594
11,000	Keppel Corp. Ltd. (Capital Goods)	97,059
3,000	Neptune Orient Lines Ltd. (Transportation)*	5,099
34,985	Oversea-Chinese Banking Corp. Ltd. (Banks)	269,348
6,000	SembCorp Industries Ltd. (Capital Goods)	24,018
9,000	Singapore Airlines Ltd. (Transportation)	107,392
1,000	Singapore Exchange Ltd. (Diversified Financials)	6,558
86,000	Singapore Telecommunications Ltd. (Telecommunication Services)	204,365

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

3,000	StarHub Ltd. (Telecommunication Services)	$6,161
14,000	United Overseas Bank Ltd. (Banks)	198,674
55,000	UOL Group Ltd. (Real Estate)	203,788
4,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	17,585

		2,549,890

Spain – 2.8%
64,708	Banco Bilbao Vizcaya Argentaria SA (Banks)	659,453
256,004	Banco Santander SA (Banks)	2,727,916
97,670	Iberdrola SA (Utilities)	757,290
15,840	Repsol YPF SA (Energy)	443,575

		4,588,234

Sweden – 3.2%
14,106	Alfa Laval AB (Capital Goods)	297,820
25,147	Boliden AB (Materials)	512,342
28,768	Nordea Bank AB (Banks)	312,790
15,935	Skanska AB Class B (Capital Goods)	315,907
21,739	SKF AB Class B (Capital Goods)	620,359
23,335	Svenska Handelsbanken AB Class A (Banks)	745,916
18,979	Swedbank AB Class A (Banks)*	265,389
17,779	Swedish Match AB (Food, Beverage & Tobacco)	515,205
19,183	Tele2 AB Class B (Telecommunication Services)	398,001
138,955	TeliaSonera AB (Telecommunication Services)	1,103,115

		5,086,844

Switzerland – 7.6%
94,024	ABB Ltd. (Registered) (Capital Goods)*	2,099,359
5,258	Adecco SA (Registered) (Commercial & Professional Services)	344,816
2,378	Baloise Holding AG (Registered) (Insurance)	231,321
23,568	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,385,889
11,484	Credit Suisse Group AG (Registered) (Diversified Financials)	462,517
59,919	GAM Holding AG (Diversified Financials)*	990,445
46,614	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,730,819
23,185	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,364,799
8,611	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,262,311
3,798	Swiss Life Holding AG (Registered) (Insurance)*	547,795
501	Syngenta AG (Registered) (Materials)	146,860
349	The Swatch Group AG (Consumer Durables & Apparel)	155,609
17,099	UBS AG (Registered) (Diversified Financials)*	280,743
1,125	Zurich Financial Services AG (Insurance)	291,338

		12,294,621

United Kingdom – 17.8%
69,893	3i Group PLC (Diversified Financials)	359,064
12,710	Anglo American PLC (Materials)	664,897
92,809	Associated British Foods PLC (Food, Beverage & Tobacco)	1,713,399
59,278	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,701,576
51,804	Aviva PLC (Insurance)	318,434
149,301	BAE Systems PLC (Capital Goods)	769,022
84,465	Barclays PLC (Banks)	349,086
53,923	BHP Billiton PLC (Materials)	2,169,427
37,484	BP PLC ADR (Energy)(a)	1,655,668
16,366	Compass Group PLC (Consumer Services)	148,537
32,410	Eurasian Natural Resources Corp. PLC (Materials)	532,966
3,127	Fresnillo plc (Materials)	81,826
23,950	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	939,319
43,515	Hammerson PLC (REIT)	283,582
79,690	HSBC Holdings PLC (Banks)	814,446
4,352	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	133,780
63,986	International Power PLC (Utilities)	438,204
13,609	Investec PLC (Diversified Financials)	112,115
129,818	J Sainsbury PLC (Food & Staples Retailing)	762,667
12,680	Kazakhmys PLC (Materials)	321,877
45,375	Kingfisher PLC (Retailing)	186,933
307,686	Legal & General Group PLC (Insurance)	466,005
317,734	Lloyds Banking Group PLC (Banks)*	327,999
52,522	Marks & Spencer Group PLC (Retailing)	302,870
158,767	Old Mutual PLC (Insurance)	305,740

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2010

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

35,067	Petrofac Ltd. (Energy)	$871,315
58,010	Resolution Ltd. (Insurance)	212,238
27,454	Rio Tinto PLC (Materials)	1,956,971
609,892	Royal Bank of Scotland Group PLC (Banks)*	374,547
45,385	Scottish & Southern Energy PLC (Utilities)	866,959
14,275	Severn Trent PLC (Utilities)	330,036
72,564	Standard Chartered PLC (Banks)	1,958,921
16,028	Tesco PLC (Food & Staples Retailing)	106,283
10,712	The British Land Co. PLC (REIT)	87,930
84,117	Thomas Cook Group PLC (Consumer Services)	248,999
14,843	Vedanta Resources PLC (Materials)	585,582
83,203	Vodafone Group PLC ADR (Telecommunication Services)(a)	2,199,055
299,336	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,250,648
68,725	WPP PLC (Media)	849,623

		28,758,546

TOTAL COMMON STOCKS
(Cost $110,091,339)		$157,126,054

Shares	Rate	Value

Short-term Investment(c) – 1.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,676,369	0.043%	$2,676,369
(Cost $2,676,369)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $112,767,708)		$159,802,423

Securities Lending Reinvestment Vehicle(c)(d) – 0.4%

Goldman Sachs Financial Square Money Market Fund – FST Shares
685,210	0.140%	$685,210
(Cost $685,210)

TOTAL INVESTMENTS – 99.4%
(Cost $113,452,918)		$160,487,633

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		995,011

NET ASSETS – 100.0%		$161,482,644

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	47	March 2011	$1,754,802	$(28,890)
FTSE 100 Index	9	March 2011	826,900	8,787
SPI 200 Index	2	March 2011	241,892	(2,406)
TSE TOPIX Index	7	March 2011	772,509	8,883

TOTAL				$(13,626)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities
December 31, 2010

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $454,209,315, $221,411,284, $276,476,042 and $112,767,708, respectively)(a)	$457,865,045	$235,319,061	$302,813,059	$159,802,423
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $3,021,175 and $685,210, respectively)(a)	—	—	3,021,175	685,210
Foreign currencies, at value (identified cost $0, $20,660,051, $0 and $2,015,950, respectively)	—	20,975,226	—	2,043,068
Receivables:
Fund shares sold	3,389,733	3,312,483	160,347	50,290
Dividends, at value	842,214	362,777	154,700	171,931
Investment securities sold, at value	—	3,885,664	1,880,808	566,952
Reimbursement from investment adviser	51,103	39,710	38,510	74,253
Foreign tax reclaims, at value	—	109,982	—	86,127
Securities lending income	—	—	3,224	868
Due from broker — variation margin, at value	—	—	—	1,487

Total assets	462,148,095	264,004,903	308,071,823	163,482,609

Liabilities:

Payables:
Written options, at value (premiums received $4,786,651, $2,415,680, $0 and $0, respectively)	5,539,800	2,114,757	—	—
Amounts owed to affiliates	312,421	223,715	216,989	139,407
Fund shares redeemed	180,676	268,979	853,163	307,770
Due to broker — variation margin, at value	23,522	30,123	12,255	—
Investment securities purchased, at value	—	3,907,753	—	752,405
Payable upon securities loaned	—	—	3,021,175	685,210
Due to custodian	—	5,973	—	—
Accrued expenses and other liabilities	95,452	111,536	233,083	115,173

Total liabilities	6,151,871	6,662,836	4,336,665	1,999,965

Net Assets:

Paid-in capital	483,149,760	243,914,799	349,505,579	186,383,252
Accumulated undistributed (distributions in excess of) net investment income	1,820,225	(738,669)	4,385	(480,605)
Accumulated net realized loss from investment, futures, written options and foreign currency related transactions	(32,122,702)	(244,621)	(72,207,937)	(71,561,493)
Net unrealized gain on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	3,148,941	14,410,558	26,433,131	47,141,490

NET ASSETS	$455,996,224	$257,342,067	$303,735,158	$161,482,644

Net Assets:
Class A	$37,112,177	$158,348,457	$91,857,231	$75,853,897
Class B	—	—	1,539,104	—
Class C	10,850,978	1,341,916	9,483,773	23,683
Institutional	408,031,894	97,650,532	200,794,696	85,603,882
Service	—	—	59,133	—
Class IR	1,175	1,162	1,221	1,182

Total Net Assets	$455,996,224	$257,342,067	$303,735,158	$161,482,644

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,955,910	19,378,890	9,437,614	9,604,633
Class B	—	—	163,027	—
Class C	1,157,169	167,317	1,010,155	3,007
Institutional	43,596,073	12,100,482	20,304,398	10,838,798
Service	—	—	6,028	—
Class IR	125	144	124	150

Net asset value, offering and redemption price per share:(b)
Class A	$9.38	$8.17	$9.73	$7.90
Class B	—	—	9.44	—
Class C	9.38	8.02	9.39	7.88
Institutional	9.36	8.07	9.89	7.90
Service	—	—	9.81	—
Class IR	9.38	8.06	9.89	7.90

(a)	Includes loaned securities having a market value of $2,945,780 and $650,202 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Fund is $9.93, $8.65, $10.30, and $8.36, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2010

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $0, $421,092, $381 and $304,531, respectively)	$12,221,171	$5,570,514	$4,880,762	$3,893,344
Interest	1,321	8,442	32	2,720
Securities lending income — affiliated issuer	—	—	48,388	98,064

Total investment income	12,222,492	5,578,956	4,929,182	3,994,128

Expenses:

Management fees	2,550,715	1,351,803	1,806,971	1,132,738
Distribution and Service fees(a)	329,265	280,027	331,546	165,372
Transfer Agent fees(a)	290,773	229,877	250,744	152,443
Professional fees	81,759	111,107	82,214	116,105
Printing and mailing costs	65,247	39,708	60,240	40,658
Registration fees	53,904	50,730	74,804	55,481
Custody and accounting fees	40,530	109,166	41,669	128,675
Trustee fees	15,649	15,288	15,479	15,206
Service Share fees — Service Plan	—	—	115	—
Service Share fees — Shareholder Administration Plan	—	—	115	—
Other	13,644	7,468	12,159	9,888

Total expenses	3,441,486	2,195,174	2,676,056	1,816,566

Less — expense reductions	(86,846)	(243,123)	(405,341)	(400,650)

Net expenses	3,354,640	1,952,051	2,270,715	1,415,916

NET INVESTMENT INCOME	8,867,852	3,626,905	2,658,467	2,578,212

Realized and unrealized gain (loss) from investment, futures, written options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	45,318,936	7,611,094	26,400,218	1,348,936
Securities lending reinvestment vehicle transactions — affiliated issuers	—	—	95,941	7,644
Futures transactions	4,136,630	51,127	868,546	(212,640)
Foreign currency related transactions	—	(837,789)	—	99,590
Written options	(2,326,328)	1,584,955	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,465,380)	6,870,124	6,302,446	9,324,941
Securities lending reinvestment vehicle — affiliated issuers	—	—	(96,539)	(7,887)
Futures	239,446	(294,703)	72,228	(75,821)
Translation of asset and liabilities denominated in foreign currencies	—	285,535	—	47,702
Written options	(432,114)	617,268	—	—

Net realized and unrealized gain from investment, futures, written options and foreign currency related transactions	44,471,190	15,887,611	33,642,840	10,532,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,339,042	$19,514,516	$36,301,307	$13,110,677

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR(b)
U.S. Equity Dividend and Premium	$234,097	$—	$95,168	$177,915	$—	$18,081	$94,776	$—	$1
International Equity Dividend and Premium	269,148	—	10,879	204,553	—	2,067	23,256	—	1
Structured Tax-Managed Equity	217,109	17,296	97,141	165,065	3,286	18,459	63,915	18	1
Structured International Tax-Managed Equity	165,180	—	192	125,538	—	36	26,868	—	1

(b)	Commenced operations on August 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the	For the
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$8,867,852	$4,749,820
Net realized gain (loss) from investment, futures, written options and foreign currency related transactions	47,129,238	8,977,738
Net change in unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	(2,658,048)	39,943,188

Net increase in net assets resulting from operations	53,339,042	53,670,746

Distributions to shareholders:

From net investment income
Class A Shares	(1,543,084)	(2,225,123)
Class B Shares	—	—
Class C Shares	(98,109)	(88,029)
Institutional Shares	(5,512,691)	(2,453,473)
Service Shares	—	—
Class IR Shares(c)	(11)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares(c)	—	—

Total distributions to shareholders	(7,153,895)	(4,766,625)

From share transactions:

Proceeds from sales of shares	313,986,668	133,002,571
Reinvestment of distributions	4,124,471	2,798,058
Cost of shares redeemed	(204,625,688)	(87,318,563)

Net increase (decrease) in net assets resulting from share transactions	113,485,451	48,482,066

TOTAL INCREASE	159,670,598	97,386,187

Net assets:

Beginning of year	296,325,626	198,939,439

End of year	$455,996,224	$296,325,626

Accumulated undistributed (distributions in excess of) net investment income	$1,820,225	$106,268

(a)	Net of $4,618 and $27 of redemption fees remitted to the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, respectively.
(b)	Net of $14,808 and $1,358 of redemption fees remitted to the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, respectively.
(c)	Commenced operations on August 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

						Structured International Tax-Managed
International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund		Equity Fund
For the		For the		For the	For the	For the		For the
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended		Fiscal Year Ended
December 31, 2010		December 31, 2009		December 31, 2010	December 31, 2009	December 31, 2010		December 31, 2009

$3,626,905		$816,566		$2,658,467	$3,167,151	$2,578,212		$2,095,786
8,409,387		620,706		27,364,705	32,432,915	1,243,530		(10,817,135)
7,478,224		10,204,348		6,278,135	6,850,898	9,288,935		32,299,520

19,514,516		11,641,620		36,301,307	42,450,964	13,110,677		23,578,171

(2,033,786)		(394,713)		(664,324)	(1,055,086)	(1,299,890)		(1,295,532)
—		—		—	(5,845)	—		—
(14,873)		(2,838)		—	(50,956)	(273)		(76)
(1,307,429)		(478,397)		(2,170,745)	(2,156,483)	(1,748,406)		(1,054,473)
—		—		(429)	(448)	—		—
(6)		—		(12)	—	(24)		—

(2,113,127)		—		—	—	—		—
(19,574)		—		—	—	—		—
(1,349,612)		—		—	—	—		—
(17)		—		—	—	—		—

(6,838,424)		(875,948)		(2,835,510)	(3,268,818)	(3,048,593)		(2,350,081)

172,198,853		82,429,091		93,120,509	100,137,461	57,415,628		61,570,523
5,570,933		659,945		2,749,975	2,941,857	2,968,588		2,274,078
(37,562,027	)(a)	(11,367,457	)(b)	(62,719,616)	(104,136,733)	(39,599,164	)(a)	(44,014,379	)(b)

140,207,759		71,721,579		33,150,868	(1,057,415)	20,785,052		19,830,222

152,883,851		82,487,251		66,616,665	38,124,731	30,847,136		41,058,312

104,458,216		21,970,965		237,118,493	198,993,762	130,635,508		89,577,196

$257,342,067		$104,458,216		$303,735,158	$237,118,493	$161,482,644		$130,635,508

$(738,669)		$(208,779)		$4,385	$122,507	$(480,605)		$(254,625)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/Non-diversified

U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified

Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Shares, Service Shares and Class IR are not subject to a sales charge. Class IR Shares commenced operations on August 31, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — Prior to October 1, 2010, all classes of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

U.S. Equity Dividend and Premium, and International Equity Dividend and Premium	Quarterly	Annually

Structured Tax-Managed Equity and Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency related transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

H. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Funds write (sell) S&P 500 Index, MSCI EAFE Index or related exchange traded fund (“ETF”) call options, they receive cash but limit their opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Funds could significantly underperform the market. The Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining or relatively flat markets, but the Funds will continue to bear the risk of a decline in the value of the securities held in their portfolios. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset values.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 —	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

Level 2 —	Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 —	Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2010:

U.S. Equity Dividend & Premium

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$422,153,105	$—	$—
Short-term Investment	35,711,940	—	—
Derivatives	246,360	—	—

Total	$458,111,405	$—	$—

Liabilities
Derivatives	$(5,539,800)	$—	$—

International Equity Dividend & Premium

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$12,626,460	$217,435,600	(a)	$—
Short-term Investment	5,257,001	—		—
Derivatives	48,877	—		—

Total	$17,932,338	$217,435,600		$—

Liabilities
Derivatives	$(2,304,234)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

Structured Tax-Managed Equity

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$293,244,618	$—	$—
Short-term Investment	9,568,441	—	—
Securities Lending Reinvestment Vehicle	3,021,175	—	—
Derivatives	96,114	—	—

Total	$305,930,348	$—	$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Structured International Tax-Managed Equity

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$5,526,889	$151,599,165	(a)	$—
Short-term Investment	2,676,369	—		—
Securities Lending Reinvestment Vehicle	685,210	—		—
Derivatives	17,670	—		—

Total	$8,906,138	$151,599,165		$—

Liabilities
Derivatives	$(31,296)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the fiscal year ended December 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%

International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81

Structured Tax- Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65	*

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least April 30, 2011. Prior to such date GSAM may not terminate the agreement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended December 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End		Contingent Deferred
	Sales Charge		Sales Charge
Fund	Class A		Class B	Class C

U.S. Equity Dividend and Premium	$9,700		N/A	$—

International Equity Dividend and Premium	500		N/A	—

Structured Tax-Managed Equity	2,300		$—	—	*

Structured International Tax-Managed Equity	—	*	N/A	—

*	Amount rounds to less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR Shares and 0.04% of average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds as an annual percentage rate of average daily net assets are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These other expense reimbursements will remain in place

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended December 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Total Expense
Fund	Fee Waiver	Reimbursement	Reductions

U.S. Equity Dividend and Premium	$—	$87	$87

International Equity Dividend and Premium	—	243	243

Structured Tax-Managed Equity	129	276	405

Structured International Tax-Managed Equity	53	348	401

As of December 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$275	$16	$21	$312

International Equity Dividend and Premium	166	31	27	224

Structured Tax-Managed Equity	165	29	23	217

Structured International Tax-Managed Equity	108	16	15	139

G. Line of Credit Facility — As of December 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $11,300, $18,400, $4,400 and $6,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2010, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs
	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
Fund	Portfolio	Portfolio

U.S. Equity Dividend and Premium	12%	—%

International Equity Dividend and Premium	11	—

Structured Tax-Managed Equity	—	62

Structured International Tax-Managed Equity	—	48

As of December 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Class IR Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

During the fiscal year ended December 31, 2010, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invested in index options and index futures to increase total return and to hedge their portfolios against shifts in market conditions. The Structured Tax-Managed and Structured International Tax-Managed Funds invested in index futures to increase total return and to hedge their portfolios against shifts in market conditions. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of December 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of			Statements of
		Assets and Liabilities			Assets and Liabilities
Fund	Risk	Location	Assets		Location	Liabilities

U.S. Equity Dividend and Premium	Equity	Due from broker — variation margin, at value	$246,360(a	)	Payables for written options, at value	$(5,539,800)

International Equity Dividend and Premium	Equity	Due from broker — variation margin, at value	48,877(a	)	Due to broker — variation margin, at value/Payables for written options, at value	(2,304,234	)(a)

Structured Tax-Managed Equity	Equity	Due from broker — variation margin, at value	96,114(a	)	—	—

Structured International Tax-Managed Equity	Equity	Due from broker — variation margin, at value	17,670(a	)	Due to broker — variation margin, at value	(31,296	)(a)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivative activities and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities, and accordingly, gains (losses) on

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net		Average
		Statements of	Realized	Net Change in Unrealized	Number of
Fund	Risk	Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	$1,810,302	$(192,668)	1,368

International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	1,636,082	322,565	1,162

Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	868,546	72,228	97

Structured International Tax-Managed Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(212,640)	(75,821)	66

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2010, were as follows:

Fund	Purchases	Sales

U.S. Equity Dividend and Premium	$538,786,251	$450,140,134

International Equity Dividend and Premium	185,729,886	63,708,728

Structured Tax-Managed Equity	521,497,343	499,187,808

Structured International Tax-Managed Equity	108,984,120	89,552,276

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and managed by GSAM, for which GSAM received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended December 31, 2010:

			Amounts Payable to
	For the Fiscal Year Ended December 31, 2010		Goldman Sachs
	Earnings of GSAL	Amounts Received	Upon Return of
	Relating to	by the Funds	Securities Loaned as
	Securities	from Lending to	of December 31,
Fund	Loaned	Goldman Sachs	2010

Structured Tax-Managed Equity	$5,371	$10,689	$462,775

Structured International Tax-Managed Equity	10,897	26,849	—

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Year	Bought	Sold	End of Year	End Year

Structured Tax-Managed Equity	12,193	36,477	(48,670)	—	$—

Structured International Tax-Managed Equity	6,757	37,723	(44,480)	—	—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Financial Square Money Market Fund for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Year	Bought	Sold	End of Year	End Year

Structured Tax-Managed Equity	—	3,021	—	3,021	$3,021

Structured International Tax-Managed Equity	—	770	(85)	685	685

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	U.S. Equity	International		Structured
	Dividend	Equity	Structured	International
	and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Distributions paid from:
Ordinary income	$7,153,895	$5,330,594	$2,835,510	$3,048,593
Net long-term capital gains	—	1,507,830	—	—

Total taxable distributions	$7,153,895	$6,838,424	$2,835,510	$3,048,593

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	U.S. Equity	International		Structured
	Dividend	Equity	Structured	International
	and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Distributions paid from ordinary income	$4,766,625	$875,948	$3,268,818	$2,350,081

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Undistributed ordinary income — net	$1,820,225	$232,845	$—	$27,404

Capital loss carryforward:[1]
Expiring 2015	$—	$—	$(5,190,228)	$—
Expiring 2016	—	—	(51,457,820)	(40,155,952)
Expiring 2017	(28,646,302)	—	—	(31,387,420)

Total capital loss carryforward	$(28,646,302)	$—	$(56,648,048)	$(71,543,372)

Timing differences (post-October losses/deferred REIT income/deferred straddle losses)	(3,010,493)	(517,194)	(15,460,595)	(84,891)
Unrealized gains — net	2,683,034	13,711,617	26,338,222	46,700,251

Total accumulated gains (losses) — net	$(27,153,536)	$13,427,268	$(45,770,421)	$(24,900,608)

[1]	Expiration occurs on December 31 of the year indicated. The U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds utilized $42,762,703, $5,622,091, $35,638,049 and $1,028,828, respectively, of capital losses in the current fiscal year.

As of December 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Tax cost	$455,182,011	$222,166,004	$279,496,012	$113,885,370

Gross unrealized gain	20,307,971	20,274,840	27,316,848	46,792,435
Gross unrealized loss	(17,624,937)	(7,121,783)	(978,626)	(190,172)

Net unrealized security gain	$2,683,034	$13,153,057	$26,338,222	$46,602,263

Net unrealized gain on other investments	—	558,560	—	97,988

Net unrealized gain	$2,683,034	$13,711,617	$26,338,222	$46,700,251

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

8. TAX INFORMATION (continued)

primarily from taxable over distributions, expired capital loss carryforwards and the difference in the tax treatment of foreign currency transactions, passive foreign investment companies and underlying fund investments.

		Accumulated	Accumulated
	Paid-in	Net Realized	Undistributed Net
Fund	Capital	Gain (Loss)	Investment Income (Loss)

U.S. Equity Dividend and Premium	$—	$—	$—

International Equity Dividend and Premium	(4)	800,705	(800,701)

Structured Tax-Managed Equity	(358,090)	299,169	58,921

Structured International Tax-Managed Equity	—	(244,401)	244,401

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

10. INDEMNIFICATIONS (continued)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,296,503	$45,376,174	6,907,062	$48,999,621
Reinvestment of distributions	121,730	1,023,403	203,154	1,469,186
Shares redeemed	(18,274,420)	(151,627,631)	(7,081,546)	(50,481,516)

	(12,856,187)	(105,228,054)	28,670	(12,709)

Class C Shares
Shares sold	286,614	2,495,162	392,587	2,749,676
Reinvestment of distributions	7,732	66,389	6,991	51,916
Shares redeemed	(287,661)	(2,471,543)	(497,906)	(3,339,965)

	6,685	90,008	(98,328)	(538,373)

Institutional Shares
Shares sold	31,310,981	266,114,332	11,249,077	81,253,274
Reinvestment of distributions	349,028	3,034,668	172,799	1,276,956
Shares redeemed	(5,881,068)	(50,526,514)	(4,574,689)	(33,497,082)

	25,778,941	218,622,486	6,847,187	49,033,148

Class IR Shares(a)
Shares sold	124	1,000	—	—
Reinvestment of distributions	1	11	—	—

	125	1,011	—	—

NET INCREASE	12,929,564	113,485,451	6,777,529	$48,482,066

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,002,520	$107,874,231	8,132,847	$58,661,081
Reinvestment of distributions	432,649	3,301,536	39,708	278,988
Shares redeemed	(3,668,343)	(27,952,333)	(1,081,838)	(6,273,209)

	10,766,826	83,223,434	7,090,717	52,666,860

Class C Shares
Shares sold	55,054	398,973	115,598	783,372
Reinvestment of distributions	4,612	34,394	418	2,839
Shares redeemed	(8,071)	(59,800)	(3,892)	(28,205)

	51,595	373,567	112,124	758,006

Institutional Shares
Shares sold	8,455,414	63,924,649	3,366,149	22,984,638
Reinvestment of distributions	292,978	2,234,981	58,203	378,118
Shares redeemed	(1,269,540)	(9,549,894)	(750,809)	(5,066,043)

	7,478,852	56,609,736	2,673,543	18,296,713

Class IR Shares(a)
Shares sold	141	1,000	—	—
Reinvestment of distributions	3	22	—	—

	144	1,022	—	—

NET INCREASE	18,297,417	$140,207,759	9,876,384	$71,721,579

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,002,710	$26,708,035	3,239,061	$24,160,854
Shares converted from Class B(a)	26,552	237,830	151,166	1,122,967
Reinvestment of distributions	66,620	636,219	119,959	1,012,456
Shares redeemed	(4,181,448)	(37,015,595)	(8,610,418)	(62,718,733)

	(1,085,566)	(9,433,511)	(5,100,232)	(36,422,456)

Class B Shares
Shares sold	657	5,805	20,682	138,935
Shares converted to Class A(a)	(27,448)	(237,830)	(156,483)	(1,122,967)
Reinvestment of distributions	—	—	555	4,545
Shares redeemed	(79,734)	(685,479)	(337,293)	(2,313,016)

	(106,525)	(917,504)	(472,539)	(3,292,503)

Class C Shares
Shares sold	25,110	212,973	45,840	321,518
Reinvestment of distributions	—	—	5,425	44,214
Shares redeemed	(321,412)	(2,725,624)	(757,339)	(5,330,539)

	(296,302)	(2,512,651)	(706,074)	(4,964,807)

Institutional Shares
Shares sold	7,379,406	66,178,376	10,246,249	75,491,043
Reinvestment of distributions	217,882	2,113,451	219,413	1,880,369
Shares redeemed	(2,451,216)	(22,284,129)	(4,526,574)	(33,734,995)

	5,146,072	46,007,698	5,939,088	43,636,417

Service Shares
Shares sold	1,577	14,320	3,523	25,111
Reinvestment of distributions	31	293	32	273
Shares redeemed	(1,030)	(8,789)	(5,606)	(39,450)

	578	5,824	(2,051)	(14,066)

Class IR Shares(b)
Shares sold	122	1,000	—	—
Reinvestment of distributions	2	12	—	—

	124	1,012	—	—

NET INCREASE (DECREASE)	3,658,381	$33,150,868	(341,808)	$(1,057,415)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,405,117	$26,064,272	4,889,583	$29,992,202
Reinvestment of distributions	155,996	1,219,886	166,148	1,219,529
Shares redeemed	(4,429,118)	(32,956,454)	(6,436,507)	(38,379,745)

	(868,005)	(5,672,296)	(1,380,776)	(7,168,014)

Class C Shares
Shares sold	1,942	13,338	2	14
Reinvestment of distributions	35	273	11	76
Shares redeemed	(4)	(28)	(300)	(1,920)

	1,973	13,583	(287)	(1,830)

Institutional Shares
Shares sold	4,310,686	31,337,018	5,090,131	31,578,307
Reinvestment of distributions	223,581	1,748,406	143,857	1,054,473
Shares redeemed	(885,806)	(6,642,682)	(955,667)	(5,632,714)

	3,648,461	26,442,742	4,278,321	27,000,066

Class IR Shares(a)
Shares sold	147	1,000	—	—
Reinvestment of distributions	3	23	—	—

	150	1,023	—	—

NET INCREASE	2,782,579	$20,785,052	2,897,258	$19,830,222

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of year	income(a)		gain (loss)	operations

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$8.29	$0.16	(c)	$1.08	$1.24
2010 - C	8.29	0.13	(c)	1.05	1.18
2010 - Institutional	8.28	0.26	(c)	1.01	1.27
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(c)	1.30	1.41

2009 - A	6.86	0.13		1.43	1.56
2009 - C	6.87	0.08		1.42	1.50
2009 - Institutional	6.85	0.17		1.42	1.59

2008 - A	10.34	0.19		(3.46)	(3.27)
2008 - C	10.35	0.12		(3.46)	(3.34)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)

2007 - A	10.97	0.29	(e)	0.05	0.34
2007 - C	10.99	0.20	(e)	0.06	0.26
2007 - Institutional	10.97	0.33	(e)	0.06	0.39

2006 - A	10.09	0.34	(f)	1.11	1.45
2006 - C	10.09	0.26	(f)	1.10	1.36
2006 - Institutional	10.10	0.40	(f)	1.09	1.49

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.56% of average net assets.

(d)	Annualized.

(e)	Reflects income recognized from non-recurring special dividends which equal $0.05 per share and 0.43% of average net assets.

(f)	Reflects income recognized from non-recurring special dividends which equal $0.10 per share and 0.93% of average net assets.

(g)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Distributions to
shareholders
											Ratio of
						Net assets,	Ratio of		Ratio of		net investment
From net	From net			Net asset		end of	net expenses		total expenses		income to		Portfolio
investment	realized	From	Total	value, end	Total	year	to average		to average		average		turnover
income	gains	capital	distributions	of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$(0.15)	$—	$—	$(0.15)	$9.38	15.07%	$37,112	1.24%		1.26%		1.84	(c)%	140%
(0.09)	—	—	(0.09)	9.38	14.32	10,851	1.99		2.01		1.52	(c)	140
(0.19)	—	—	(0.19)	9.36	15.53	408,032	0.84		0.86		2.95	(c)	140
(0.09)	—	—	(0.09)	9.38	17.53	1	0.99	(d)	1.01	(d)	4.04	(c)(d)	140

(0.13)	—	—	(0.13)	8.29	23.03	139,340	1.24		1.30		1.85		125
(0.08)	—	—	(0.08)	8.29	21.93	9,540	1.99		2.05		1.10		125
(0.16)	—	—	(0.16)	8.28	23.55	147,446	0.84		0.90		2.30		125

(0.19)	(0.02)	—	(0.21)	6.86	(31.86)	115,172	1.24		1.29		2.12		61
(0.12)	(0.02)	—	(0.14)	6.87	(32.36)	8,577	1.99		2.04		1.37		61
(0.23)	(0.02)	—	(0.25)	6.85	(31.65)	75,190	0.84		0.89		2.62		61

(0.29)	(0.68)	—	(0.97)	10.34	2.99	240,787	1.24		1.26		2.57	(e)	53
(0.22)	(0.68)	—	(0.90)	10.35	2.19	16,209	1.99		2.01		1.78	(e)	53
(0.34)	(0.68)	—	(1.02)	10.34	3.39	82,388	0.84		0.86		2.90	(e)	53

(0.28)	(0.28)	(0.01)	(0.57)	10.97	14.53 (g)	181,756	1.24		1.53		3.25	(f)	63
(0.17)	(0.28)	(0.01)	(0.46)	10.99	13.64 (g)	8,201	1.99		2.28		2.48	(f)	63
(0.33)	(0.28)	(0.01)	(0.62)	10.97	14.99 (g)	49,601	0.84		1.13		3.80	(f)	63

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of year	income(a)	gain (loss)	operations

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$7.86	$0.16	$0.41	$0.57
2010 - C	7.73	0.10	0.41	0.51
2010 - Institutional	7.76	0.18	0.42	0.60
2010 - IR (Commenced August 31, 2010)	7.08	0.04	1.10	1.14

2009 - A	6.36	0.09	1.53	1.62
2009 - C	6.28	0.02	1.52	1.54
2009 - Institutional	6.30	0.14	1.47	1.61

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced January 31, 2008)	10.00	0.18	(3.55)	(3.37)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(3.66)	(3.51)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(3.73)	(3.42)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Distributions to
shareholders
									Ratio of		Ratio of
						Net assets,	Ratio of		total		net investment
From net	From net			Net asset		end of	net expenses		expenses		income		Portfolio
investment	realized	From	Total	value, end	Total	year	to average		to average		to average		turnover
income	gains	capital	distributions	of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$(0.14)	$(0.12)	$—	$(0.26)	$8.17	7.59%	$158,348	1.30%		1.45%		2.06%		41%
(0.10)	(0.12)	—	(0.22)	8.02	6.81	1,342	2.05		2.20		1.28		41
(0.17)	(0.12)	—	(0.29)	8.07	8.10	97,651	0.90		1.05		2.38		41
(0.04)	(0.12)	—	(0.16)	8.06	16.12	1	1.05	(c)	1.20	(c)	1.48	(c)	41

(0.12)	—	—	(0.12)	7.86	26.17	67,681	1.30		2.09		1.23		98
(0.09)	—	—	(0.09)	7.73	25.12	894	2.05		2.84		0.28		98
(0.15)	—	—	(0.15)	7.76	26.06	35,883	0.90		1.69		2.07		98

(0.21)	—	(0.06)	(0.27)	6.36	(34.60)	9,673	1.30	(c)	3.50	(c)	2.71	(c)	130
(0.15)	—	(0.06)	(0.21)	6.28	(35.82)	23	2.05	(c)	4.25	(c)	2.20	(c)	130
(0.22)	—	(0.06)	(0.28)	6.30	(34.98)	12,275	0.90	(c)	3.10	(c)	4.05	(c)	130

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$8.64	$0.08		$1.08	$1.16
2010 - B	8.38	0.01		1.05	1.06
2010 - C	8.33	0.01		1.05	1.06
2010 - Institutional	8.78	0.11		1.11	1.22
2010 - Service	8.72	0.07		1.09	1.16
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78	1.81

2009 - A	7.20	0.09	(d)	1.45	1.54
2009 - B	6.97	0.04	(d)	1.39	1.43
2009 - C	6.94	0.04	(d)	1.39	1.43
2009 - Institutional	7.31	0.14	(d)	1.47	1.61
2009 - Service	7.26	0.09	(d)	1.46	1.55

2008 - A	11.50	0.08		(4.31)	(4.23)
2008 - B	11.10	—	(e)	(4.13)	(4.13)
2008 - C	11.06	0.01		(4.13)	(4.12)
2008 - Institutional	11.69	0.12		(4.38)	(4.26)
2008 - Service	11.49	0.06		(4.29)	(4.23)

2007 - A	11.72	0.08		(0.20)	(0.12)
2007 - B	11.30	(0.01)		(0.19)	(0.20)
2007 - C	11.27	(0.01)		(0.19)	(0.20)
2007 - Institutional	11.91	0.13		(0.21)	(0.08)
2007 - Service	11.70	0.07		(0.20)	(0.13)

2006 - A	10.39	0.08		1.32	1.40
2006 - B	10.04	—	(e)	1.26	1.26
2006 - C	10.02	—	(e)	1.25	1.25
2006 - Institutional	10.56	0.14		1.31	1.45
2006 - Service	10.37	0.07		1.30	1.37

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.01% of net assets.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Distributions to
shareholders
										Ratio of
					Net assets	Ratio of		Ratio of		net investment
From net			Net asset		end of	net expenses		total expenses		income (loss)	Portfolio
investment	From	Total	value, end	Total	year	to average		to average		to average	turnover
income	capital	distributions	of year	return(b)	(in 000s)	net assets		net assets		net assets	rate

$(0.07)	$—	$(0.07)	$9.73	13.46%	$91,857	1.09%		1.25%		0.82%	200%
—	—	—	9.44	12.65	1,539	1.84		2.00		0.08	200
—	—	—	9.39	12.59	9,484	1.84		2.00		0.07	200
(0.11)	—	(0.11)	9.89	14.04	200,795	0.69		0.85		1.22	200
(0.07)	—	(0.07)	9.81	13.34	59	1.19		1.35		0.69	200
(0.10)	—	(0.10)	9.89	22.18	1	0.84	(c)	1.00	(c)	0.97 (c)	200

(0.10)	—	(0.10)	8.64	21.43	90,909	1.09		1.28		1.37	352
(0.02)	—	(0.02)	8.38	20.48	2,259	1.84		2.03		0.62	352
(0.04)	—	(0.04)	8.33	20.56	10,887	1.84		2.03		0.63	352
(0.14)	—	(0.14)	8.78	21.90	133,016	0.69		0.88		1.88	352
(0.09)	—	(0.09)	8.72	21.41	48	1.19		1.38		1.28	352

(0.07)	—	(0.07)	7.20	(36.66)	112,426	1.09		1.27		0.81	153
—	—	—	6.97	(37.13)	5,169	1.84		2.02		(0.02)	153
—	—	—	6.94	(37.08)	13,977	1.84		2.02		0.06	153
(0.12)	—	(0.12)	7.31	(36.34)	67,367	0.69		0.87		1.27	153
—	—	—	7.26	(36.74)	55	1.19		1.37		0.57	153

(0.07)	(0.03)	(0.10)	11.50	(0.92)	241,192	1.10		1.24		0.65	73
—	—	—	11.10	(1.77)	20,010	1.85		1.99		(0.11)	73
(0.01)	— (e)	(0.01)	11.06	(1.75)	30,008	1.85		1.99		(0.10)	73
(0.10)	(0.04)	(0.14)	11.69	(0.65)	63,913	0.70		0.84		1.05	73
(0.06)	(0.02)	(0.08)	11.49	(1.10)	400	1.20		1.34		0.55	73

(0.07)	—	(0.07)	11.72	13.34	138,732	1.09		1.32		0.77	90
—	—	—	11.30	12.55	24,820	1.84		2.07		(0.01)	90
—	—	—	11.27	12.48	29,340	1.84		2.07		0.01	90
(0.10)	—	(0.10)	11.91	13.76	61,338	0.69		0.92		1.21	90
(0.04)	—	(0.04)	11.70	13.21	354	1.19		1.42		0.63	90

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of year	income		gain (loss)	operations

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$7.40	$0.13	(b)	$0.51	$0.64
2010 - C	7.39	0.08	(b)	0.50	0.58
2010 - Institutional	7.39	0.15	(b)	0.53	0.68
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(b)	1.21	1.24

2009 - A	6.07	0.13	(b)	1.32	1.45
2009 - C	6.06	0.09	(b)	1.31	1.40
2009 - Institutional	6.06	0.15	(b)	1.33	1.48

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Distributions								Ratio of
to shareholders			Net assets,	Ratio of		Ratio of		net investment
from net	Net asset		end of	net expenses		total expenses		income		Portfolio
investment	value, end	Total	year	to average		to average		to average		turnover
income	of year	return(a)	(in 000s)	net assets		net assets		net assets		rate

$(0.14)	$7.90	8.64%	$75,854	1.26%		1.56%		1.75%		70%
(0.09)	7.88	7.89	24	2.01		2.31		1.05		70
(0.17)	7.90	9.17	85,604	0.86		1.16		2.12		70
(0.16)	7.90	18.21	1	1.01	(c)	1.31	(c)	1.26	(c)	70

(0.12)	7.40	23.98	77,469	1.26		1.67		2.00		101
(0.07)	7.39	23.13	8	2.01		2.42		1.38		101
(0.15)	7.39	24.47	53,159	0.86		1.27		2.24		101

(0.17)	6.07	(37.56)	71,917	1.26	(c)	1.80	(c)	2.53	(c)	243
(0.13)	6.06	(38.02)	8	2.01	(c)	2.55	(c)	1.83	(c)	243
(0.19)	6.06	(37.40)	17,652	0.86	(c)	1.40	(c)	2.05	(c)	243

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service Shares or Class IR of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service Shares or Class IR of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning			Paid for the	Beginning			Paid for the	Beginning			Paid for the	Beginning			Paid for the
	Account	Ending		6 Months	Account	Ending		6 Months	Account	Ending		6 Months	Account	Ending		6 Months
	Value	Account Value		Ended	Value	Account Value		Ended	Value	Account Value		Ended	Value	Account Value		Ended
Share Class	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*
Class A
Actual	$1,000	$1,204.40		$6.89	$1,000	$1,238.50		$7.33	$1,000	$1,223.80		$6.11	$1,000	$1,264.00		$7.19
Hypothetical 5% return	1,000	1,018.95	+	6.31	1,000	1,018.65	+	6.61	1,000	1,019.71	+	5.55	1,000	1,018.85	+	6.41

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,219.60		10.29	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	+	N/A	N/A	N/A	+	N/A	1,000	1,015.93	+	9.35	N/A	N/A	+	N/A

Class C
Actual	1,000	1,199.60		11.03	1,000	1,235.40		11.55	1,000	1,219.50		10.29	1,000	1,259.50		11.45
Hypothetical 5% return	1,000	1,015.17	+	10.11	1,000	1,014.87	+	10.41	1,000	1,015.93	+	9.35	1,000	1,015.07	+	10.21

Institutional
Actual	1,000	1,206.80		4.67	1,000	1,242.70		5.09	1,000	1,225.60		3.87	1,000	1,266.50		4.91
Hypothetical 5% return	1,000	1,020.97	+	4.28	1,000	1,020.67	+	4.58	1,000	1,021.73	+	3.52	1,000	1,020.87	+	4.38

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,223.10		6.67	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	+	N/A	N/A	N/A	+	N/A	1,000	1,019.21	+	6.06	N/A	N/A	+	N/A

Class IR
Actual	1,000	1,175.30		3.60	1,000	1,161.20		3.79	1,000	1,221.80		3.12	1,000	1,182.10		3.68
Hypothetical 5% return	1,000	1,020.21	+	5.04	1,000	1,019.91	+	5.35	1,000	1,021.27	+	4.28	1,000	1,019.86	+	5.14

(a)	Class IR of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds commenced operations on August 31, 2010.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A	0.99%
International Equity Dividend and Premium	1.30	N/A	2.05	0.90	N/A	1.05
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%	0.84
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A	1.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the year ended December 31, 2010, 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2010 tax year, the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.1385 and $0.1233 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds to such countries was $0.0141 and $0.0091 per share, respectively.

For the year ended December 31, 2010, 100%, 93.86%, 100% and 85.57% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the International Equity Dividend and Premium Fund designates $1,507,830, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2010.

During the year ended December 31, 2010, the International Equity Dividend and Premium Fund designates $1,974,500, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Satellite Strategies Portfolio

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.
The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010
OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (”Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2011 Goldman Sachs.  All rights reserved.  48068.MF.MED.TMPL/2/2011 TAXADVAR11 / 9K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,051,975	$2,679,850	Financial Statement audits.

Audit-Related Fees:

• PwC	$107,725	$181,992	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$706,270	$685,440	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,333,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended December 31, 2010 and December 31, 2009 were approximately $813,995 and $867,432 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $6.4 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2011